UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE PROXY STATEMENT
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Oil-Dri Corporation of America
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 30, 2023

Dear Stockholder:
The Board of Directors and all of us on the management team of Oil-Dri Corporation of America cordially invite you to attend the 2023 Annual Meeting of Stockholders, which will be held virtually on Wednesday, December 13, 2023, at 9:30 a.m., Central Time. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ODC2023.
The matters expected to be acted on at the meeting are described in the attached Proxy Statement. We are recommending a slate of nine directors to be elected to our Board of Directors. Their biographies and qualifications appear in the Proxy Statement. In addition, we ask that you ratify the appointment of Grant Thornton LLP as our independent auditor for the fiscal year ending July 31, 2024. Additionally, we are conducting two advisory votes. We are asking for your approval, on an advisory basis, of the compensation of the named executive officers disclosed in this Proxy Statement and for your selection, on an advisory basis, of the frequency of future advisory votes on the compensation of the named executive officers.You are also being asked to consider and vote upon the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan.
We encourage you to read our Annual Report on Form 10-K for the fiscal year ending July 31, 2023 that is available at www.proxyvote.com. It includes information on our operations, markets, products, services, and known risk factors, as well as our audited consolidated financial statements.
We will be holding the Annual Meeting virtually this year, and there will not be a physical location for the 2023 Annual Meeting. We believe the virtual format enables greater stockholder attendance and participation, improved meeting efficiency, increases our ability to communicate effectively with our stockholders, and reduces the cost of the Annual Meeting.
Immediately following adjournment of the Annual Meeting, we will review with attendees the results of the past year and look at some of the potential opportunities that lie ahead.
We look forward to your participation in the virtual Annual Meeting. Whether you plan to attend the virtual Annual Meeting or not, you can be sure your shares are represented at the virtual meeting by voting over the Internet or by telephone, as instructed in the Notice Regarding Availability of Proxy Materials or proxy card. If you received a Notice Regarding the Availability of Proxy Materials in the mail, you may also request a paper proxy card to submit your vote by mail if you prefer.

Sincerely,

DANIEL S. JAFFEE
Chairman of the Board of Directors and President and Chief Executive Officer
    This proxy statement is dated October 30, 2023 and is being made available to stockholders via the Internet on or about October 30, 2023.

i

OIL-DRI CORPORATION OF AMERICA
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held virtually on December 13, 2023

To the Stockholders of
Oil-Dri Corporation of America:
The 2023 Annual Meeting of Stockholders of Oil-Dri Corporation of America, a Delaware corporation (the “Company”), will be held virtually at 9:30 a.m., Central Time, on Wednesday, December 13, 2023, at www.virtualshareholdermeeting.com/ODC2023.
The meeting will be held for the following purposes:
1.    To elect nine directors;
2.    To ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending July 31, 2024;
3.    To approve, on an advisory basis, the compensation of the named executive officers disclosed in the Proxy Statement;
4.    To select, on an advisory basis, the frequency of future advisory votes on the compensation of the named executive officers;
5.    To approve the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan; and
6.    To transact such other business as may properly come before the meeting and any adjournment thereof.
Our Board of Directors has determined that only holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on Monday, October 16, 2023 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.
Your vote is very important. Whether you intend to attend the virtual meeting or not, you are encouraged to vote, as promptly as possible, over the Internet or by telephone, as instructed in the Notice Regarding the Availability of Proxy Materials or proxy card. If you received a Notice Regarding the Availability of Proxy Materials in the mail, you may also request a paper proxy card to submit your vote by mail if you prefer.
For further information relating to the meeting, please see the following pages.

By Order of the Board of Directors,

LAURA G. SCHELAND
Secretary
Chicago, Illinois
October 30, 2023
ii

    Notice of Internet Availability of Proxy Materials: The Company is pleased to take advantage of the United States Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders via the Internet. These rules allow the Company to provide you with the information you need while lowering the costs and environmental impact associated with printing and mailing proxy materials for the Annual Meeting. Our proxy materials, including our Proxy Statement, 2023 Annual Report on Form 10-K for the fiscal year ended July 31, 2023 and proxy card, are available on the Internet at http://www.oildri.com/2023proxymaterials. On or about October 30, 2023, we will mail to most of our stockholders a notice containing instructions on how to access this proxy statement and our annual report and to vote via the Internet or by telephone.

    Online Attendance of the Annual Meeting: You are entitled to attend and participate in the meeting if you were a stockholder of record as of the close of business on October 16, 2023. To attend and participate in the meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. You may also ask questions, vote online, and examine our stockholder list during the meeting by following the instructions provided at www.virtualshareholdermeeting.com/ODC2023 during the meeting. Please see “Virtual Meeting Format” beginning on page 1 of the accompanying Proxy Statement for details regarding the virtual annual meeting.

OIL-DRI CORPORATION OF AMERICA
410 North Michigan Avenue
Suite 400
Chicago, Illinois 60611-4213
______________
PROXY STATEMENT
______________
GENERAL INFORMATION
     This Proxy Statement is delivered and solicited on behalf of the Board of Directors of Oil-Dri Corporation of America, a Delaware corporation, in connection with the virtual 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held at 9:30 a.m., Central Time, on Wednesday, December 13, 2023, notice of which accompanies this Proxy Statement, and at any adjournment of the meeting. The Notice Regarding the Availability of Proxy Materials (the “Notice”) is being distributed, and the Notice of Annual Meeting of Stockholders, this Proxy Statement and form of proxy are being made available on the Internet, on or about October 30, 2023. In addition, we encourage you to review our Annual Report on Form 10-K that was filed on October 12, 2023. Unless expressly stated herein, our Form 10-K should not be deemed to be part of this Proxy Statement.
    As a stockholder, you are invited to attend the virtual 2023 Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under rules and regulations promulgated by the United States Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares. Whenever we refer in this Proxy Statement to the “2023 Annual Meeting,” we are also referring to any meeting that results from an adjournment of the 2023 Annual Meeting. Except as otherwise indicated herein or as the context otherwise requires, references to the “Company,” “we,” “us” or “our” refer to Oil-Dri Corporation of America under the rules promulgated by the SEC.
    In 2018, the SEC adopted amendments that raised the threshold for qualifying as a “smaller reporting company” (“SRC”). Oil-Dri met the qualifications of an SRC as of January 31, 2023; therefore, this Proxy Statement reflects several of the scaled disclosure requirements that SRCs may utilize.
Virtual Meeting Format
    Similar to 2022, we have decided to hold the 2023 Annual Meeting virtually via live webcast. There will not be a physical location for the 2023 Annual Meeting and you will not be able to attend in person. We believe hosting a virtual annual meeting will enable stockholders to attend and participate fully and equally, improve meeting efficiency and our ability to effectively communicate and engage with our stockholders and provide for cost savings to the company and our stockholders.
    We have designed the virtual 2023 Annual Meeting to provide the same rights and opportunities to participate as you would have at an in-person meeting. Stockholders will be able to attend and participate online and submit questions during the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/ODC2023.

    To attend and participate in the 2023 Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. The 2023 Annual Meeting will begin promptly at 9:30 a.m. Central Time. We encourage you to access the 2023 Annual Meeting prior to the start time. Online access will begin at 9:15 a.m. Central Time.
    If you do not have a 16-digit control number, you may still attend the meeting as a guest in “listen-only” mode. To attend as a guest, please access www.virtualshareholdermeeting.com/ODC2023 and enter the information requested on the screen to register as a guest. Please note that if you participate as a guest, you will not have the ability to ask questions, vote, or examine the list of stockholders during the meeting. After the meeting, an archived copy of the audio webcast will be posted on our website at www.oildri.com/investors and will remain available for at least one year following the meeting.
    The virtual 2023 Annual Meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the 2023 Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the 2023 Annual Meeting.
    If you encounter any difficulties accessing the virtual 2023 Annual Meeting during the check-in or meeting time, please call technical support at (844) 986-0822 (US) or (303) 562-9302 (International) for assistance. Technical support will be available beginning at 9:00 a.m. Central Time on December 13, 2023 through the conclusion of the 2023 Annual Meeting.

Commonly Asked Questions and Answers
1.    Why am I receiving these materials?
The Notice is being delivered to all stockholders of record as of the close of business on October 16, 2023 (the “Record Date”) in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2023 Annual Meeting on December 13, 2023.
2.    Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to “e-proxy” rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our Annual Report (collectively, “proxy materials”), to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are mailing the Notice to our stockholders of record and beneficial owners as of the Record Date and making the proxy materials available on the Internet.
3.    How can I access the proxy materials over the Internet?
The Notice and proxy card or voting instruction card contain instructions on how to view the proxy materials on the Internet, vote your shares on the Internet, and request electronic delivery of future proxy materials. Electronic copies of this Proxy Statement and Annual Report are available at www.proxyvote.com. If you received a Notice and would like to receive a paper copy of the proxy materials free of charge, please follow the instructions in the Notice.

4.    Why is the Company holding a virtual annual meeting?
Hosting the annual meeting virtually allows for increased and broader stockholder attendance and participation. We believe that we are observing best practices for virtual shareholder meetings, including by providing a support line for technical assistance and addressing as many stockholder questions as time allows.
5.    Do I need to register in advance to attend the virtual meeting?
You do not have to register in advance to attend the virtual meeting.
6.    Who is entitled to vote at the 2023 Annual Meeting?
Our Board of Directors has established the close of business on Monday, October 16, 2023 as the Record Date for the 2023 Annual Meeting. Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2023 Annual Meeting.
Holders of Common Stock are entitled to one vote per share and holders of Class B Stock are entitled to ten votes per share (on a non-cumulative basis for each director to be elected when voting for the election of directors) and vote together without regard to class (except that any amendment to our Certificate of Incorporation changing the number of authorized shares or adversely affecting the rights of holders of Common Stock or Class B Stock requires the separate approval of the affected class as well as the approval of both classes voting together). Holders of Class B Stock are entitled to convert any and all of their shares into Common Stock on a share-for-share basis at any time. Shares of Class B Stock are also subject to mandatory conversion under certain circumstances. As of the Record Date, 5,108,734 shares of Common Stock and 2,170,415 shares of Class B Stock were outstanding.
Registered Stockholders. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the virtual 2023 Annual Meeting.
Beneficial Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and the Notice was forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares (see questions nine (“How do I cast my vote?”) and twelve (“How are broker non-votes and abstentions counted?”) below for more information). Beneficial owners are also invited to attend the 2023 Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares or ask questions at the virtual 2023 Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

7.    What proposals are being voted on at the 2023 Annual Meeting?
Stockholders are being asked to vote upon the following items of business at the 2023 Annual Meeting:
1.the election of nine directors, each to hold office for a one-year term ending at our 2024 Annual Meeting of Stockholders;
2.the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent auditor for the fiscal year ending July 31, 2024 (“fiscal 2024”);
3.the approval, on an advisory basis, of the compensation of the named executive officers disclosed in this Proxy Statement;
4.the selection, on an advisory basis, of the frequency of future advisory votes on the compensation of the named executive officers; and
5.the approval of the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan to increase the number of shares of stock authorized for issuance thereunder and increase the maximum individual grant size, among other modifications;
and to transact such other business as may properly come before the 2023 Annual Meeting. Our Board of Directors knows of no other items of business that will be presented for consideration at the 2023 Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposal or nomination was received prior to the deadline specified in our Amended and Restated By-Laws (“By-Laws”), so no such matters may be brought to a vote at the 2023 Annual Meeting.
8.    What are the voting recommendations of the Company’s Board of Directors?
Our Board of Directors recommends that you vote your shares as follows:
•“FOR” the election of each of the nine nominees to the Board of Directors;
•“FOR” the ratification of the appointment of Grant Thornton as the Company’s independent auditor for fiscal 2024;
•“FOR” the approval of the compensation of the named executive officers disclosed in this Proxy Statement;
•“THREE YEARS” with respect to the frequency of future advisory votes on the compensation of the named executive officers; and
•“FOR” the approval of the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan to increase the number of shares of stock authorized for issuance thereunder and increase the maximum individual grant size, among other modifications.
9.    How do I cast my vote?
If you are a stockholder of record as of the Record Date, you may vote in several different ways:
Online at the 2023 Annual Meeting
Registered stockholders and beneficial owners may vote online during the 2023 Annual Meeting. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form to log in to the virtual meeting platform at

www.virtualshareholdermeeting.com/ODC2023. Beneficial owners will need to follow their brokers’ procedures for obtaining a legal proxy in order to vote online during the 2023 Annual Meeting. Voting electronically online during the 2023 Annual Meeting will replace any previous votes.
By Internet (prior to the 2023 Annual Meeting)
You may vote using the Internet by submitting your voting instructions at www.proxyvote.com. You should have the Notice or your proxy card available when you go online. If you vote on the Internet, you may also request electronic delivery of future proxy materials. Internet voting for stockholders of record will be available until 11:59 p.m., Eastern Time, on December 12, 2023.
By Telephone
You may vote by calling 1-800-690-6903. Please have your proxy card in hand when you call and use any touch-tone phone to transmit your voting instructions. Telephone voting for stockholders of record will be available until 11:59 p.m., Eastern Time, on December 12, 2023.
By Mail
You may vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card, and then completing, signing, dating and returning the proxy card in the postage-paid envelope provided with the paper copy of the proxy materials.
If you are a beneficial stockholder (see question number six “Who is entitled to vote at the 2023 Annual Meeting?” above for more information), you must provide instructions to your bank, broker or other nominee as to how your shares should be voted. Your bank, broker or other nominee will usually provide you with the appropriate voting instruction form at the time you receive this Proxy Statement. The availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on your bank, broker or other nominee. We recommend that you follow the voting instructions on the materials you receive from that entity. Your shares may be voted on certain matters even if you do not provide voting instructions because banks, brokers and nominees generally have the authority under New York Stock Exchange (“NYSE”) rules to vote on “routine matters.” The proposal to ratify the appointment of our independent auditor is considered a routine matter. The election of directors, the approval of the non-binding advisory vote on the compensation of the named executive officers disclosed in this Proxy Statement, the selection, on an advisory basis, of the frequency of future advisory votes on the compensation of the named executive officers, and the approval of the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan are considered non-routine matters. Unless you decide to change your vote, use only one method to send us your vote. If you requested a printed set of the proxy materials and voted by telephone or by Internet, you do not have to return your proxy card or voting instruction form. Even if you plan to virtually attend the 2023 Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the virtual meeting.
If no contrary instructions are indicated in the proxy, each proxy will be voted “FOR” the election of the nine nominees to our Board of Directors named below; “FOR” the ratification of the appointment of Grant Thornton as our independent auditor for fiscal 2024; “FOR” the approval of the compensation of the named executive officers disclosed in this Proxy Statement; and “THREE YEARS” with respect to the frequency of future advisory votes on the compensation of the named executive officers; and “FOR” the approval of the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan to increase the number of shares of stock authorized for issuance thereunder and increase the maximum individual grant size, among other modifications. In their discretion, the proxy holders named on the proxy are authorized to vote on any other matters that may properly come before the 2023 Annual Meeting.

10.    Can I change my vote and/or revoke my proxy?
Yes, if you vote by proxy, you may revoke that proxy at any time before it is voted at the 2023 Annual Meeting. If you are the stockholder of record, you may do this by:
•voting again on the Internet or by telephone prior to 11:59 p.m., Eastern Time, on December 12, 2023;
•signing another proxy card with a later date and delivering it to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, prior to the 2023 Annual Meeting; or
•voting online at the 2023 Annual Meeting (see “How do I cast my vote?”, above).
If you are a beneficial stockholder and you have instructed your bank, broker or other nominee to vote your shares, you may revoke those instructions by following the directions received from your bank, broker or other nominee to change those instructions. Your attendance at the 2023 Annual Meeting itself will not revoke your proxy unless you vote online at the virtual 2023 Annual Meeting.
11.    What constitutes a quorum at the 2023 Annual Meeting?
A majority of all outstanding shares of Common Stock and Class B Stock entitled to vote at the 2023 Annual Meeting constitutes a quorum, which is the minimum number of shares that must be present or represented by proxy at the 2023 Annual Meeting to transact business. Once a share is represented for any purpose at the 2023 Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from an adjournment of the 2023 Annual Meeting, unless a new record date is set).
12.    How are broker non-votes and abstentions counted?
A broker non-vote occurs when shares held as of record by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares as of record in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At the 2023 Annual Meeting, the only routine matter is the proposal to ratify the appointment of our independent auditor. Therefore, absent directions from you, your broker will not have discretion to vote on the election of directors, , the approval of the non-binding advisory vote on the compensation of the named executive officers disclosed in this Proxy Statement,the selection, on an advisory basis, of the frequency of future advisory votes on the compensation of the named executive officers, and the approval of the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan. Broker non-votes and abstentions by stockholders from voting will be counted towards determining whether or not a quorum is present at the 2023 Annual Meeting. However, because broker non-votes and abstentions are not voted affirmatively or negatively, they will have no effect on the approval of any of the proposals, except (i) as to routine matters for which brokers exercise their discretion as discussed above and (ii) abstentions with respect to proposals that require an affirmative majority of the votes present at the 2023 Annual Meeting or represented by proxy, which have the same legal effect as a vote against the proposal as described below.

13.    How many votes are needed to approve the proposals?
A director may only be elected by a plurality of votes cast. Accordingly, we count proxies and ballots marked for all nominees listed (including executed proxies submitted by stockholders who request to receive paper copies of the proxy materials that are not marked regarding the election of directors, which will be voted for all listed nominees), or those voting for some but not all nominees that specify votes withheld for one or more designated nominees, to determine the total number of votes cast for each nominee. The nine nominees who receive the largest number of votes will be elected. Shares for which authority is withheld to vote for director nominees and broker non-votes have no effect on the outcome of the election of directors.
An affirmative majority of the votes present at the 2023 Annual Meeting or represented by proxy is necessary for ratification of the appointment of Grant Thornton as our independent auditor for fiscal 2024. Any abstention by those present or represented by proxy has the same legal effect as a vote against this proposal. Because the proposal for ratification of the appointment of Grant Thornton as our independent auditor for fiscal 2024 is considered a routine matter under the rules of the NYSE, banks, brokers and other nominees are able to vote on this matter even if no voting instructions are provided by the beneficial owner.
For the non-binding advisory vote on the frequency of future advisory votes on the compensation of the named executive officers, the frequency (every one, two or three years) receiving the greatest number of votes cast will be considered to be the recommendation of the stockholders. Abstentions and broker non-votes have no effect on the outcome of the stockholder recommendation.
An affirmative majority of the votes present at the 2023 Annual Meeting or represented by proxy is necessary to approve the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan. Any abstention by those present or represented by proxy has the same legal effect as a vote against this proposal. Broker non-votes have no effect on the outcome.
14.    Who will count the vote?
We have retained Broadridge Financial Solutions, Inc. (“Broadridge”) to tabulate the vote and act as Inspector of Election. Information about Broadridge is available at www.broadridge.com. Proxies and ballots that identify the votes of individual stockholders are kept confidential from the Company’s management and directors. Only Broadridge, as the proxy tabulator and Inspector of Election, has access to the ballots, proxy cards and voting instruction forms. Broadridge will disclose information taken from the ballots, proxy cards and voting instruction forms only in the event of a proxy contest or as otherwise required by law.
15.     How do I ask questions during the virtual 2023 Annual Meeting?
Stockholders may submit questions during the 2023 Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ODC2023, typing your question into the “Ask a Question” field, and clicking “Submit.”
Questions pertinent to the 2023 Annual Meeting that comply with the meeting Rules of Conduct will be answered during the 2023 Annual Meeting, subject to time constraints. Questions regarding personal matters or matters not relevant to meeting matters will not be answered.

16.    Where can I find the voting results of the 2023 Annual Meeting?
We intend to announce preliminary voting results at the 2023 Annual Meeting. Within four business days following the adjournment of the 2023 Annual Meeting, we intend to disclose the final voting results of each proposal being voted on at the 2023 Annual Meeting in a Current Report on Form 8-K.
17.    How does a stockholder propose actions for consideration at next year’s annual meeting of stockholders?
For your proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, we must receive your written proposal no later than July 2, 2024. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-9 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the annual meeting (for the 2024 annual meeting of stockholders, no later than October 14, 2024). However, if the date of the 2024 annual meeting is changed by more than 30 calendar days from such anniversary date, then notice must provided by the later of 60 calendar days prior to the date of the 2024 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made.
Your proposal should be addressed to the Corporate Secretary, Oil-Dri Corporation of America, at the Company’s principal executive offices at 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. Further, be aware that your proposal must comply with SEC regulations regarding inclusion of stockholder proposals in company-sponsored proxy materials and other applicable laws. Although our Board of Directors will consider all proposals, it has the right to omit any proposals it is not required to include. Proposals submitted in writing between July 2, 2024 and August 1, 2024 (assuming the meeting is held not more than 30 days from December 13, 2024) may be considered at next year’s annual meeting but will not be included in our proxy statement. All proposals should be addressed to the Corporate Secretary, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. In addition, the proposal must satisfy all of the other requirements set forth in our By-Laws and all applicable laws.
18.    Can I elect to receive future proxy solicitations via mail or online?
Yes, you may either request to receive printed copies of all future proxy statements, proxy cards and annual reports in the mail or request to receive all such future proxy materials via e-mail or the Internet. If you request to receive all future proxy materials via e-mail or the Internet, you will not receive paper copies of these stockholder communications in the mail. To sign up for electronic delivery, follow the instructions on the form of proxy card under the heading “ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS” to indicate that you agree to receive or access stockholder communications electronically in future years. If you hold your shares through a bank, broker or other nominee, contact that entity for information as to whether and how you can elect electronic delivery.

19.    Why did I receive more than one package of proxy materials?
This means that you have multiple accounts holding shares of Common Stock or Class B Stock. These may include accounts with our transfer agent, Computershare, and accounts with a bank, broker or other nominee. Please complete, sign, date and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction form that you receive with each package of proxy materials to ensure that all of your shares are voted.
20.    Can I receive future proxy statements, annual reports and certain other stockholder information in a single package per household?
If you have elected to receive paper copies of the proxy materials and your household received more than one copy of the Company’s Annual Report on Form 10-K and Proxy Statement, and you wish to reduce the number you receive, you may enroll in householding online at www.proxyvote.com or you may check the “yes” box on the proxy card next to the statement “Please indicate if you consent to receive certain future investor communications in a single package per household.” By checking this box, you are consenting to the mailing of the proxy statements, annual reports and certain other stockholder information in a single package per household. Please note that each registered stockholder in your household will need to consent to this option in order for the household delivery to take effect for such stockholder’s mailings. Despite signing up for household delivery of certain stockholder mailings, the Company will continue to separately mail a proxy card for each registered stockholder account.
You may revoke your consent at any time by calling (866) 540-7095 or writing to Broadridge Financial Solution, Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your consent, the Company will begin sending you individual copies of these documents within 30 days after receipt of your revocation notice.
21.    Who may solicit proxies?
Our directors, officers and employees may solicit proxies on behalf of our Board of Directors via mail, telephone, facsimile, e-mail and personal contact. Our directors, officers and employees will receive no additional compensation for soliciting proxies.
22.    Who pays for the cost of this proxy solicitation?
We will bear the cost of this proxy solicitation, including reimbursing banks, brokers and other nominees for reasonable expenses of sending out proxy materials to beneficial stockholders.
23.    What if I have additional questions not addressed here?
You may call our Investor Relations department at (312) 321-1515 or e-mail InvestorRelations@oildri.com.

CORPORATE RESPONSIBILITY & ESG

Our Values
Oil-Dri is committed to doing business in a sustainable and socially responsible manner, which we believe will drive long-term value creation for our company and all of its stakeholders, as well as managing the risks and opportunities that are presented by Environmental, Social, and Governance (“ESG”) issues. At the heart of everything we do is our “WE CARE” values. These values apply not only to our employees, who we refer to as our “teammates”, and production facilities, but we also seek to engage with customers, vendors, and other stakeholders who align with our values as well as those reflected in the communities in which we live and work.

Our Approach
In keeping with the Company’s values, we formally launched an ESG program in 2021. However, much of the positive impact made in relation to ESG initiatives goes back many years, and in some cases, decades. Whenever possible, our ESG approach is designed to align with the Sustainability Accounting Standards Board (“SASB”).
We also maintain a webpage dedicated to the Company’s ESG and other corporate responsibility practices and accomplishments on the Company’s website, which can be found at https://www.oildri.com/responsibility/. The information provided on the Company’s website is referenced in this Proxy Statement for information purposes only. The information on the Company’s website shall not be deemed to be a part of or incorporated by reference into this Proxy Statement or any other SEC filings.

Environmental
In terms of Oil-Dri’s Environmental impact, we are proud of our organization’s long-term land reclamation and restoration successes at our mining locations. Our teams replant indigenous trees and plants at many of our reclaimed locations and maintain an active forestry plan across 6,000 acres in Georgia. As part of Oil-Dri’s history of land reclamation, the Company was the recipient of the Environmental Award in 2018 for Outstanding Achievement in Land Reclamation from the Georgia Mining Association.

Certain of our products themselves have environmental benefits and/or support federal and state environmental programs. This is shown through our antibiotic alternative mineral based feed additives to the logistics, transportation benefits of lightweight cat litter which were recognized by our customer Walmart Inc. with their Responsibility Award for positive impact on consumers’ lives and our adsorbent clay products which are sold to customers participating in federal and state renewable fuel programs which reduce greenhouse gas emissions and expand the nation’s renewable fuel sectors.
Our production facilities are focused on minimizing energy consumption while continuing to support sales growth. The Company has implemented an array of energy programs, including solar power, upgraded compressed air systems, and highly efficient LED lights to reduce electricity use.
Social
From a Social perspective, Oil-Dri’s culture and values, along with our teammates, are our most valuable assets. Our “WE CARE” culture helps drive the Company’s focus on the well-being of our teammates, from compensation and benefits to community outreach to safety. A clear outgrowth of our “WE CARE” values is the Diversity, Equity, and Inclusion (“DEI”) team, comprised of our CEO and diverse group of teammates across locations, functions and communities
The Company believes our success is enhanced by a workforce that reflects the diversity of the communities and countries in which we live and work. Diverse perspectives are encouraged and needed in order to help our company achieve its vision and to continue to grow. We are committed to cultivating and preserving a culture of inclusion. The DEI team strives to bring awareness and understanding of human diversity as a corporate imperative by engaging teammates in pertinent conversation, training, and education through initiatives ranging from monthly conversations around social justice and diversity topics to internal newsletters addressing relevant topics.
The Company’s focus on cultivating and preserving a culture of inclusion starts from the top, with the Company’s Board of Directors. We seek to foster a boardroom environment and culture that promotes new perspectives, innovation, and deliberation. The composition of our directors with respect to tenure and gender diversity are shown below:

The Company also has a strong history of gender diversity at all levels of its teammates with women comprising 35% of all salaried staff; 36% of all staff who are director level and above; and 40% of our executive officers.

Governance & Compliance
In the area of corporate Governance and Compliance, we take pride in our culture that emphasizes high moral and ethical values and conducting business with honesty, integrity, and a passion for excellence. The first “E” in “WE CARE” stands for Ethics, and the Company believes in the importance of reinforcing our ethical policies and procedures with the “tone from the top”. The Company has adopted policies and procedures, including a Code of Ethics and Business Conduct (which was updated in 2020), a Whistleblower Response Policy, and a Human Rights Policy modeled after suggestions from the United Nations. Our compliance training emphasizes the necessity of whistleblower procedures, protection, and zero tolerance for retaliation. This training is given within the first few months of hire to new teammates with sales and/or leadership roles who interact with customers and/or teammates outside the U.S. Additionally, compliance training is repeated annually at our Global Sales Meeting for all attending teammates; these are sales teams across the globe as well as all Oil-Dri leadership personnel. We continue to provide clear messaging supporting the need for compliance and ethics in the executive and leadership levels. Our CEO has been recognized for his focus on ethical leadership and is asked to speak on this topic at local business schools, including the Kellogg School of Management at Northwestern and Marquette University.
Additionally, the Company has established a “Compliance Committee,” which is comprised of members of Oil-Dri leadership as well as the personnel charged with the oversight of trade, regulatory, and anti-corruption matters. The Compliance Committee meets quarterly, shares risks and mitigation experience, and emphasizes the need for all leaders in attendance to carry the compliance message throughout their organizations.
As part of the Company’s corruption risk mitigation, we perform mandatory and thorough third-party due diligence processes on high risk third parties, including international distributors and agents. These third parties are also required to attest to the Company’s anti-corruption regulatory compliance contract language before business can commence. As part of the focus on addressing potential risks and ensuring a global understanding of the various applicable policies and requirements, we have also translated our Code of Ethics and Business Conduct into Mandarin and Spanish.
The Company works with a third-party anonymous whistleblower hotline available on our website where teammates and third parties across the globe can reach out via phone or internet with any concerns they may have and be ensured of anonymity in reporting if they so desire. The Company, including through training, emphasizes the necessity of whistleblower protection and zero tolerance for retaliation.
Additionally, as part of the Company’s commitment to operating under sound corporate governance practices, the Board of Directors of the Company has a Nominating Committee, which is chaired by independent director, Ellen-Blair Chube, and which is responsible for assisting in and overseeing the process of recruiting and identifying candidates for nomination as directors. See also “Corporate Governance Matters—Corporate Governance Guidelines and Code of Ethics” for a further discussion of the Company’s corporate governance practices.
The Board has also been focused on maintaining a refreshed Board and regularly bringing in new viewpoints. As a result of such ongoing Board refreshment, the Company has added four new directors to the Board since 2018, providing for fresh perspectives along with continuity in the Board’s composition. Most recently, as part of the Board’s commitment to maintaining a refreshed Board, as well as to further the Company’s cyber security initiatives, the Board appointed Patricia J. Schmeda, an accomplished information technology executive, as a director.
As described further in this Proxy Statement, we take pride in being a company that emphasizes high moral and ethical values and conducts business with honesty, integrity and a passion for excellence and we have a long history of operating under sound corporate governance practices. Please see the discussion of those practices under “CORPORATE GOVERNANCE MATTERS—Corporate Governance Guidelines and Code of Ethics.”

PROPOSALS

Proposal 1 - Election of Directors
Our Board of Directors currently consists of ten members, each of whose term of office expires at the 2023 Annual Meeting: Ellen-Blair Chube, Paul M. Hindsley, Daniel S. Jaffee, Michael A. Nemeroff, George C. Roeth, Amy L. Ryan, Patricia J. Schmeda, Allan H. Selig, Paul E. Suckow and Lawrence E. Washow. Mr. Suckow is not standing for re-election as a member of the Board of Directors at the 2023 Annual Meeting, and the size of our Board of Directors will be reduced from ten to nine members effective after the conclusion of the 2023 Annual Meeting, provided that our director nominees are elected by stockholders at the 2023 Annual Meeting.

The Company proposes that the following nine individuals be elected to our Board of Directors. Each nominee currently serves as a director. If any nominee should be unable or unwilling to serve, which is not now contemplated, the proxy holders may, but will not be bound to, vote for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS.

Daniel S. Jaffee	Age 59	Director since 1992
Chairman of the Board of Directors and President and Chief Executive Officer of the Company
Mr. Jaffee graduated from Georgetown University in 1986. Mr. Jaffee joined the Company in 1987 after a year with the accounting firm now known as PricewaterhouseCoopers LLP. He was a product manager in the Industrial and Agricultural divisions of the Company until 1989. In 1990, he became Chief Financial Officer of the Company, a position he held until 1995. From 1990 to 1995, he also held group vice presidential positions in the areas of Canadian and domestic operations, finance, management, information systems and consumer products. He was Chief Operating Officer from 1995 to 1997. Mr. Jaffee became President in 1995, Chief Executive Officer in 1997 and Chairman of the Board of Directors in 2018. Mr. Jaffee received an M.B.A. from the Kellogg Graduate School of Management of Northwestern University in 2004. Mr. Jaffee’s civic activities include serving as a member of the Board of Directors of the Anti-Cruelty Society of Chicago and as a Trustee of the Chicago History Museum.

Mr. Jaffee’s individual qualifications include extensive strategic Company and sorbent minerals industry experience gained through his long service to the Company in various operational, management and executive positions. His deep knowledge of the sorbent minerals industry is augmented by the special perspective he brings to the Board as a third-generation family stockholder. In addition, his previous experience on the Board of Directors of Elkay Manufacturing Company and his active involvement in the local community in advisory roles for several not-for-profit organizations add to his perspective on effective management and strategy for the long-term success of the Company.

Lawrence E. Washow	Age 70	Director since 2013
Vice Chairman of the Board of the Company Board Member and Partner, Eudora Global, LLC Chairman, Aspire Brands, Inc. Board Member, Turn Technologies, Inc.
Mr. Washow received a bachelor’s degree from Miami University in Oxford, Ohio and earned a Master of Business Administration from the Kellogg Graduate School of Management of Northwestern University. Mr. Washow began his career at American Colloid Company (which subsequently became a subsidiary of AMCOL International

Corporation (“AMCOL”), now Mineral Technologies Inc.) Mr. Washow became President and Chief Executive Officer of AMCOL in 2000 and served in these positions and as a director of AMCOL until 2010. He became Vice Chairman of the Oil-Dri Board of Directors in October 2020. He serves as a board member and partner of Eudora Global, LLC, chairman of the board of Aspire Brands, Inc., and a board member of Turn Technologies, Inc. In addition, he is a private investor and advisor for a number of early-stage companies.

Mr. Washow’s individual qualifications include his extensive global experience in minerals, mining, manufacturing and distribution. Mr. Washow is an “audit committee financial expert” within the meaning of SEC rules and brings to the Board his strong business acumen and broad experience in management, operations, public company governance and compliance obtained through the leadership positions that he has held with public corporations, including president, chief executive officer and board member.

George C. Roeth	Age 62	Director since 2016
Lead Director of the Board of the Company
Mr. Roeth received a Bachelor of Science in Business Administration from the University of California at Berkeley in 1983 and earned a Master of Business Administration from the Kellogg Graduate School of Management of Northwestern University in 1987. From 1987 to 2014, Mr. Roeth held various positions at The Clorox Company (“Clorox”). Most recently, from 2013 to 2014, he served as Chief Operating Officer of Lifestyle, Household and Global Operating Functions of Clorox. Previously, he served as Senior Vice President and General Manager, during which time he was also Chairman of the Board for the Clorox and Procter & Gamble Glad Products Joint Venture. Prior to that, Mr. Roeth served in several senior-level marketing and operations roles at Clorox, including Senior Vice President and General Manager, Vice President of Growth and Marketing, and Vice President of Brand Development, among others. In 2015, Mr. Roeth joined the Board of Directors of Central Garden & Pet Company (“Central Garden & Pet”) and served as President and Chief Executive Officer of Central Garden & Pet from June 2016 until his retirement on September 28, 2019. Mr. Roeth was appointed as Lead Director of the Oil-Dri Board of Directors in April 2019. He currently serves as a Trustee of the Committee for Economic Development as part of The Conference Board and also serves on the Executive Advisory Board for Gryphon Investors.

Mr. Roeth’s individual qualifications include his proven track record of delivering profitable growth in challenging and highly competitive business environments and his success in simultaneously driving global sales, lowering costs and improving customer satisfaction during his tenure at Clorox and Central Garden & Pet. He also brings to the Board his extensive experience in, and his comprehensive understanding of, the consumer products industry.

Ellen-Blair Chube	Age 42	Director since 2018
Managing Director & Client Service Officer, William Blair & Company
Ms. Chube graduated from Northwestern University in 2002 with a Bachelor of Arts in political science and earned a Juris Doctorate degree from Georgetown University in 2005. Ms. Chube began her career in public service working for Congressman Harold Ford Jr. as a senior advisor in the House of Representatives, as well as on the 2006 Senate campaign. Following her time with Congressman Ford, Ms. Chube became an associate in the government affairs practice of Brownstein Hyatt Farber Schreck, LLP. In 2009, Ms. Chube
became the Staff Director for the Senate Banking Subcommittee on Security, International Trade and Finance. In this role, she was responsible for financial services and economic policy for former Senator Evan Bayh, including his legislative priorities in the Dodd-Frank financial regulatory reform bill enacted in July 2010. In 2011, Ms. Chube became the Vice President and Chief of Staff to John W. Rogers Jr., Chairman and CEO of Ariel Investments. After four years at Ariel Investments, Ms. Chube became the Managing Director and Client Service Officer at William Blair & Company. She also serves as a member of the Board of Trustees and the Nominating and Corporate Governance Committee and Audit Committee of Equity Commonwealth (NYSE: EQC). Ms. Chube’s civic activities include serving as a member of the Board of Directors of Uniting Voices Chicago and as a Trustee of the Museum of Contemporary Art in Chicago.

Ms. Chube’s individual qualifications include her expertise and commitment to delivering exceptional client service worldwide as well as her wealth of business and financial services knowledge she has acquired throughout her time at William Blair, Ariel Investments and her notable public service career. In addition, Ms. Chube brings to the Board finance, regulatory, audit committee and human resources committee experience.

Paul M. Hindsley	Age 64	Director since 2019
Senior Director, Investment Banking, William Blair & Company
Mr. Hindsley received a bachelor’s degree in Management Science from Duke University in 1981 and earned a Master of Management from the Kellogg Graduate School of Management of Northwestern University in 1986. He began his career at Harris Trust and Savings Bank and served as Vice President, Commercial Banking from 1981 to 1989. From 1989 to 1997, Mr. Hindsley was Director of Investment Banking at BMO Capital
Markets. He joined William Blair & Company in 1997 and is currently Senior Director of Investment Banking, specializing in mergers and acquisitions and equity and debt financing transactions.

Mr. Hindsley’s individual qualifications include his financial expertise and extensive experience in public and private mergers and acquisitions and equity and debt financing transactions, having closed over 300 transactions for a wide range of consumer and industrial focused clients. From his experience, he brings to the Board a strong financial perspective on the consumer products and packaging industries. In addition, Mr. Hindsley is an “audit committee financial expert” within the meaning of SEC rules.

Michael A. Nemeroff	Age 60	Director since 2006
President and Chief Executive Officer, Vedder Price P.C.
Mr. Nemeroff received a bachelor’s degree from the State University of New York at Binghamton in 1985 and earned a J.D. from George Washington University in 1988. He joined the law firm of Vedder Price P.C. (“Vedder Price”) in 1988 and has been the Chairman of the firm’s Finance & Transaction Group and an equity shareholder since 1995. Since 1998, he has served on the firm’s Board of Directors. Since 2005, Mr. Nemeroff has served as President and CEO of Vedder Price and a member of the Executive Committee of the firm’s Board of Directors. Vedder Price regularly provides services to the Company.

Mr. Nemeroff serves on the Executive Advisory Board of The Edgewater Funds, a Chicago based private equity firm. He also serves as an Executive Committee and Board of Directors member of Uniting Voices Chicago, a not-for-profit organization making a difference in the lives of children through musical excellence, and Board Chair of The Wallis Annenberg Center for the Performing Arts in Beverly Hills, CA.

Mr. Nemeroff’s individual qualifications include his expertise as a corporate and transactional attorney advising clients on corporate governance, mergers and acquisitions and executive compensation as well as the financial underpinnings of these complex practice areas. In addition, Mr. Nemeroff brings to the Board risk management, finance and business operations experience gained in the various management positions he has held at Vedder Price, including the position of President and Chief Executive Officer of that international law firm.

Amy L. Ryan	Age 43	Director since 2021
Founder and Chief Circular Economist, ESGStrategies
Ms. Amy Ryan graduated from the University at Albany in 2003 with a Bachelor of Science in Earth and Atmospheric Science and earned a Master’s degree in Business Management from Harvard University in 2020. Ms. Ryan began her 20-year career in Environmental, Social, and Governance (“ESG”) through risk management and environmental, health and safety (“EHS”) compliance roles. From 2004-2018, Ms. Ryan held various environmental management positions within large consulting firms, such as ERM and WSP (formerly The Louis Berger Group), in addition to Corporate EHS and operational excellence roles at Aramark Corporation. For over a decade, Ms. Ryan led industry agnostic operational risk assessments and audits gaining valuable hands-on experience as well as operational insight within a diverse range of industries, including mining & extractives, industrial manufacturing, and government. She is a Certified Environmental Auditor and Registered Environmental Manager, and from 2018-2020, she supported facilities compliance roles within the pharmaceutical and research industries. Ms. Ryan currently is the Founder and Chief Circular Economist of ESGStrategies, a business consultancy dedicated to the creation of business growth strategies and development of operational frameworks to implementing ESG solutions from within. Ms. Ryan is also an adjunct professor at the University of Albany’s School of Business. Ms. Ryan serves as Vice-Chairwoman of the EU’s Circular Economy Alliance Strategic Foresight Board, and as a Director on several executive boards including Harvard Alumni Association Disaster and Preparedness Response Teams, LifeWorks Community Action of Saratoga County, and Capital District YMCA’s Camp Chingachgook in New York. She is also a guest lecturer at Harvard University, Hult International Business Schools, and the International Business School of Americas.

Ms. Ryan brings to the Board strong qualifications on circular economics and ESG principles. In addition, Ms. Ryan has significant experience in corporate risk management, compliance assessment, and strategic solution development for corporations, government, and academic institutions.

Patricia J. Schmeda	Age 57	Director since 2023
Global Chief Information Officer, Wahl Clipper Corporation
Ms. Schmeda graduated from University of Illinois Chicago with a Bachelor of Arts in Economics in 1990 and earned a Master of Business Administration in Operations and Logistics from Benedictine University in Lisle, Illinois in 2006. In 1991, Ms. Schmeda began her career in Information Technology and held many roles of increasing responsibility within the discipline at both Stenograph L.L.C. and TCF Bank. In 1999, Ms.

Schmeda joined A. M. Castle & Co where she assumed many leadership positions over an 11-year period, culminating in Vice President of Information Technology & Chief Information Officer. From 2010-2022, Ms. Schmeda was Chief Information Officer & Vice President of Information Technology at Elkay Manufacturing Company. Ms. Schmeda currently serves as Global Chief Information Officer at Wahl Clipper Corporation where she leads all strategies and efforts related to information technology focused on enterprise solutions, business intelligence, and cybersecurity framework. Ms. Schmeda is a member of the CIO Professional Network, an executive volunteer for i.c. stars, and a volunteer mentor at WOMEN Unlimited, Inc.

Ms. Schmeda brings to the Board strong qualifications in information technology, digital transformations, enterprise project management and cybersecurity governance.

Allan H. Selig	Age 89	Director since 1969
Commissioner Emeritus of Major League Baseball President and Chairman of the Board, Selig Leasing Company Inc. President, AHS Investments, LLC
Commissioner Emeritus Selig received a bachelor’s degree from the University of Wisconsin in 1956. After two years in the United States Army, he joined Selig Ford, Inc. He served as President of Selig Ford (which became Selig Chevrolet in 1982) from 1959 until 1990. Since 1970, he has served as Chairman of the Board and President of Selig Leasing Company Inc. He became President and Chief Executive Officer of the Milwaukee

Brewers Baseball Club, Inc. in 1970 and served in that capacity until 1998, when he was elected to the position of Commissioner of Major League Baseball (“MLB”). He also served as Chairman of the Executive Council of MLB from 1992 to 1998. He now holds the position of Commissioner Emeritus of MLB following his retirement as Commissioner in January of 2015. He is a director of Marcus Corporation and a director emeritus of the Green Bay Packers, Inc. In addition, he is a director of the Greater Milwaukee Committee, the Milwaukee Club, the University of Wisconsin Foundation and Ixonia Bancshares, Inc. and a trustee of the Boys and Girls Clubs of Greater Milwaukee. He is a founder and vice chairman of Athletes for Youth and co-founder of the Child Abuse Prevention Fund. Mr. Selig was inducted into the Baseball Hall of Fame on July 30, 2017 in Cooperstown, NY. Commissioner Emeritus Selig’s individual qualifications include sound judgment, integrity and business management skills gained through his management of several businesses, including his long tenure in his positions as MLB Commissioner, as Chief Executive Officer of the Milwaukee Brewers Baseball Club and as President and Chairman of his family’s automobile businesses. His unique ability to manage by consensus brought change and growth in baseball despite economic and political challenges both inside and outside of baseball. In addition, he is a community leader and an active advisor to several philanthropic organizations.

Proposal 2 - Ratification of Appointment of Independent Auditor
The Audit Committee is directly responsible for the selection, appointment, evaluation and oversight of the independent auditor retained to audit the Company’s financial statements. The Audit Committee annually reviews its independent registered public accounting firm's performance and independence from management.
The Audit Committee of the Board of Directors appointed Grant Thornton as the Company’s independent auditor for fiscal 2024 at its meeting on October 3, 2023 and has further directed that we submit the appointment of the independent auditor for ratification by the stockholders at the 2023 Annual Meeting. Grant Thornton audited the Company’s consolidated financial statements for the fiscal year ended July 31, 2023. A representative of Grant Thornton is expected to be present at the 2023 Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Stockholder ratification of the appointment of Grant Thornton as the Company’s independent auditor is not required by the Company’s By-Laws or otherwise; however, our Board of Directors is submitting the appointment of Grant Thornton to stockholders for ratification as a matter of responsible corporate practice. If the stockholders fail to ratify the appointment, our Audit Committee will reconsider whether to retain that firm. Even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if our Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITOR.
Other Matters Relating to the Independent Auditor
Auditor Fees
The following table shows the aggregate fees for professional services rendered by Grant Thornton for the audit of the Company’s annual financial statements for the years ended July 31, 2023 (“fiscal 2023”) and July 31, 2022 (“fiscal 2022”), and fees billed during those periods for other services rendered by Grant Thornton.

Type of Fees	2022	2023
Audit fees (1)	$663,714	$785,592
Audit-related fees	$0	$0
Tax fees (2)	$270,124	$0
All other fees (3)	$7,937	$0
Total	$941,775	$785,592

(1)    Audit fees consist of fees for audit services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. Audit fees for fiscal 2022 reflect fees invoiced by Grant Thornton, after the completion of fiscal 2022, for services related to such fiscal year.

(2)    Tax fees consist of fees for tax compliance and statutory filing preparation (“tax compliance”) and fees for tax planning and advice, both international and domestic (“tax planning”). The tax compliance services consisted primarily of the preparation of original and amended tax returns, claims for refunds and support during any income tax audit or inquiry. The tax planning services consisted of research and advice regarding the effect of tax laws and regulations and transfer pricing.
(3)    All other fees in fiscal 2022 consist of fees for iXBRL tagging of statutory accounts. There were no iXBRL fees paid to Grant Thornton in fiscal 2023.
Pre-Approval of Independent Auditor Services
No services specifically prohibited by the Sarbanes-Oxley Act of 2002 will be provided to the Company by the independent auditor. The Audit Committee has adopted a policy that requires the Audit Committee or a member of the Audit Committee to pre-approve all engagements with the Company’s independent auditor. These services include audit services, audit-related services and tax services. In addition, under the terms of its pre-approval policy, the Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. In accordance with its pre-approval policy, the Audit Committee or its chair pre-approved the engagement of the independent auditor for fiscal 2023 and also pre-approved services to be performed by the independent auditor during fiscal 2023, with certain changes in fees subsequently approved by the Audit Committee.
Proposal 3 - Advisory Vote on Executive Compensation
    The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to vote to approve or not approve, on an advisory and non-binding basis, our executive compensation program and practices, frequently referred to as the “say on pay” vote. This advisory vote, which we hold every three years, is not intended to address any specific element of executive compensation, but instead is intended to address the overall compensation of the named executive officers of the Company as disclosed in this proxy statement. This is an advisory vote, which means it is non-binding on the Company, our Board of Directors and our Compensation Committee. Although the vote is non-binding, the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.
    Our current policy is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of our named executive officers every three years at the applicable annual meeting of stockholders, until the next required stockholder vote on the frequency of such votes. Stockholders last had the opportunity to cast an advisory vote on a “say-on-pay” proposal at the Company’s annual meeting of stockholders on December 8, 2020, at which time they approved the proposal by an affirmative vote of approximately 86% of shares cast.
    We encourage stockholders to read the "Executive Compensation" section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2023. Our executive compensation program is designed to attract, retain and motivate the executives we need to carry out our strategic plan, mission, goals and values. We seek to align pay and performance by making a meaningful portion of the named executive officers’ incentive compensation at-risk, dependent on achievement of an annual corporate performance target shared by all employees. Additionally, our compensation practices are intended to ensure that our programs are aligned with our corporate goals and values.
•We employ all our employees, including the named executive officers, “at will” without employment contracts.

•None of our employees, including the named executive officers, are entitled to any payment or accelerated benefit upon change in control of the Company unless such benefits are provided to all participants in the applicable compensation plans.
•We do not have a prospective severance plan that covers any of our employees, including the named executive officers.
•We do not pay the tax liability associated with reimbursements for the relatively modest perquisites we provide the named executive officers (i.e., no gross-ups).
•All U.S.-based salaried employees, including the named executive officers, receive equivalent benefits and those benefits are similar to the benefits provided to our hourly-paid manufacturing employees.
Accordingly, we are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis, the compensation tables, and related narrative and tabular disclosures.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT.
Proposal 4 - Advisory Vote on the Frequency of
Future Advisory Votes on Executive Compensation
The Dodd-Frank Act also requires that we provide stockholders with the opportunity to select, on an advisory basis, the frequency with which we seek an advisory vote on the compensation of the named executive officers (a “say-on-frequency” proposal). Stockholders may choose whether they prefer we seek a vote every one, two or three years or they may abstain from voting. As an advisory vote, this proposal is non-binding on the Company. The Compensation Committee and the Board will, however, consider the outcome of the vote when considering the frequency of future advisory votes on executive compensation. Notwithstanding the outcome of the vote, the Board may in the future decide to conduct advisory votes on the compensation of the named executive officers on a more or less frequent basis (but no less frequently than required by law) and may vary its practice based on material changes to the executive compensation programs, the regulatory environment surrounding executive compensation or discussions with stockholders. As required under the Dodd-Frank Act, at least once every six years we will we ask our stockholders to express their preference as to the frequency with which we seek future advisory votes on the compensation of the named executive officers. Stockholders last had the opportunity to cast an advisory vote on a “say-on-frequency” proposal at the Company’s annual meeting of stockholders on December 12, 2017. The frequency receiving the highest number of votes was every three years (approximately 88% of shares cast). Accordingly, our Board of Directors determined at the time to conduct advisory votes on named executive officer compensation on a triennial basis.
The Board of Directors recommends that future advisory votes on named executive officer compensation be held every three years for the following reasons:
•Our corporate tradition is to capitalize on generational expertise and industry knowledge to create stockholder value over the long term. Similarly, assessing named executive officer compensation better lends itself to review over a longer period of time.
•Our compensation philosophy has been consistently applied historically and does not change significantly from year to year.
•Our executive compensation program includes deferred performance-based cash incentive compensation that vests in three-year periods. An advisory vote every three years will allow our stockholders to properly assess our programs in light of the same period of corporate performance.
•Our Compensation Committee reviews a three-year history of base salary, cash incentive bonus targets and payouts as well as gains on equity awards as part of its review of the compensation of our executive officers. An advisory vote every three years is consistent with this approach.
•A vote every three years will allow enough time for an evaluation of the results of the previous advisory vote on named executive officer compensation and the implementation of changes, if necessary.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “THREE YEARS” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.
Proposal 5 - Approval of the Amended and Restated
Oil-Dri Corporation of America 2006 Long Term Incentive Plan
Introduction
We are seeking the approval of our stockholders of the amended and restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan (as so amended and restated, the “Amended and Restated Plan”), which will amend and restate our existing amended and restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan (as further amended, the “Existing Plan”). The primary amendments to be effected by the Amended and Restated Plan is to increase the number of Company shares authorized for issuance under the Existing Plan by 500,000 shares and to increase the maximum individual grant size from 125,000 to 150,000 shares in any calendar year. In addition the Amended and Restated Plan implements certain other amendments as set forth below.
Following the recommendation of the Compensation Committee of the Board of Directors of the Company (“the Compensation Committee”), the Amended and Restated Plan was approved by the Board of Directors on October 4, 2023, subject to stockholder approval at the 2023 Annual Meeting of Stockholders.
The following is a description of the amendments to be effected by the Amended and Restated Plan and a general description of other material terms of the Amended and Restated Plan. These descriptions do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Plan, a copy of which is included as Appendix A to this proxy statement.

Principal Amendments under the Amended and Restated Plan
The Existing Plan, as previously amended, provides that the maximum number of shares available for settlement of awards under the Existing Plan is 1,219,500 shares of Stock, which for purposes of the Existing Plan generally means (i) Common Stock (for so long as no shares of our Class A Common Stock are publicly traded on any securities market) and (ii) in the case of any award made in shares of Class B Stock to a member of the Jaffee family, Class B Stock. The term “shares” or “stock” throughout this summary refer to “Stock” as defined above.
As of October 16, 2023, 143,679 shares remain available for new equity grants and 490,562 shares were subject to outstanding awards under the Existing Plan.
Increase in Share Reserve
The primary purpose of the Amended and Restated Plan is to increase the maximum number of shares available for award. The Compensation Committee and the Board of Directors carefully considered compensation needs of the Company in determining the number of shares to be subject to the Amended and Restated Plan. The additional 500,000 shares, which would be authorized upon approval of the Amended and Restated Plan by stockholders at the 2023 Annual Meeting, would allow the Company to continue to provide, long term, equity-based incentives to eligible employees and non-employee directors, which we believe is in the best interests of our stockholders.
The Existing Plan is, and the Amended and Restated Plan will be, the only Company equity compensation plan under which equity grants may be made to employees. Under expected practices, the Company anticipates that the shares available for settlement of awards under the Amended and Restated Plan, if approved, will be sufficient to satisfy the equity grants expected to be made over the next four years, subject to the factors described below. The Board of Directors believes the additional shares to be provided under the Amended and Restated Plan will be sufficient to allow competitive equity awards in the near term while ensuring that we return to stockholders on a frequent basis for approval of additional shares. The Company evaluated past equity compensation practices and the number of shares likely to be needed for future grants in coming to this determination. However, the actual number of shares utilized will depend on a variety of factors, including our headcount, employee turnover, our stock price, and equity awards granted, among others.
Other Changes
In addition to the increase in the share reserve, the Amended and Restated Plan:

•provides for a minimum one-year vesting condition for awards, subject to accelerated vesting or exercisability upon the occurrence of certain events;

•expressly prohibits actions that would constitute stock option or SAR repricing without stockholder approval;

•increase the maximum number of shares that may be granted in any calendar year to any participant by 25,000 shares; and

•implements other updates and amendments related to, among other things, tax provisions and share withholding upon award vesting.

If our stockholders approve the Amended and Restated Plan, the increase in the share reserve will be effective as of December 13, 2023, the date of the 2023 Annual Meeting (or such other date to the extent the Annual Meeting is postponed or adjourned). If our stockholders do not approve the Amended and Restated Plan, the Existing Plan will remain in effect with the current reserve share limitation. The Company has not approved any awards that are conditioned upon stockholder approval of the Amended and Restated Plan.
Summary of the Amended and Restated Plan
Purpose
The Amended and Restated Plan is intended to advance the interests of the Company and its stockholders by encouraging and providing for the acquisition by employees and non-employee directors of an equity interest in the success of the Company and its subsidiaries, by providing additional incentives and motivation toward superior performance of the Company and by enabling the Company to attract and retain the services of employees and directors upon whose judgment, interest and effort the successful conduct of its operations is largely dependent.
Administration; Eligibility
The Compensation Committee is responsible for the administration of the Amended and Restated Plan and has the power and authority to construe and interpret the Amended and Restated Plan.
Under the Amended and Restated Plan, the Compensation Committee at its discretion may grant awards to present and future employees (including officers and directors who are also employees) of the Company or its subsidiaries and to present and future non-employee directors of the Company whom the Compensation Committee believes are in a position to contribute materially to the Company’s growth, development and long-term financial growth. As of July 31, 2023, the Company and its subsidiaries had approximately 890 full-time employees (including officers and directors who are also employees) and nine non-employee directors, all of whom would be eligible to participate in the Amended and Restated Plan.
Shares Reserved; Grant of Awards
A total of 1,219,500 shares of the Company’s stock are reserved for issuance under the Existing Plan, of which 143,679 remain available as of October 16, 2023 for future awards under the Existing Plan. If approved by our stockholders, a total of 1,719,500 shares of the Company’s stock will be reserved for issuance under the Amended and Restated Plan.
The stock delivered to settle awards made under the Amended and Restated Plan may be authorized and unissued shares or treasury shares, not reserved for any other purpose. If any shares subject to an award granted under the Amended and Restated Plan that has expired, has been forfeited or otherwise has been terminated without delivery of such shares, the shares subject to such award will again be available for issuance under the Amended and Restated Plan. In addition, any shares withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will again be available for grant under the Amended and Restated Plan.
If a stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spinoff), exchange of shares, or other similar corporate change or distribution of stock or property by the Company occurs, the number and class of and/or price of shares of stock subject to each outstanding award, the number and class of shares of stock available for awards, and the number and class of shares of the aggregate and individual participation limitations will be adjusted appropriately by the Compensation Committee to prevent dilution or enlargement of the rights of grantees.

Limits on Individual Awards
The Amended and Restated Plan limits the number of shares that may be granted in any calendar year with respect to awards to any individual to 150,000, an increase of 25,000 shares from the 125,000 share limit under the Existing Plan.
Summary of Types of Awards under the Amended and Restated Plan
The Amended and Restated Plan permits the grant of stock options including incentive stock options (“ISOs”); stock appreciation rights (“SARs”); restricted stock and restricted stock units; performance awards (which are described under the caption “Description of Business Criteria - Performance Awards and Performance Measures”) and other stock-based and cash-based awards.
Stock Options. The Compensation Committee may grant both incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”) under the Amended and Restated Plan. A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. The purchase price per share of stock subject to a stock option is determined by the Compensation Committee and set forth in the award agreement but cannot be less than the fair market value of the stock on the date of grant. The expiration date cannot be later than the tenth anniversary of the date of grant. The exercise price may be paid with cash or its equivalent, with previously acquired shares of the Company’s stock, or by other means approved by the Compensation Committee.
Eligibility for ISOs is limited to employees of the Company and its subsidiaries. ISOs cannot be granted after the tenth anniversary of the date on which the Amended and Restated Plan was adopted by the Board. In the case of an employee who owns or is deemed to own stock representing more than 10% of the total combined voting power of the classes of stock of the Company, the exercise price of an ISO must be at least 110% of the fair market value on the date of grant and an ISO cannot be exercisable after the expiration of five years from the date of grant. The aggregate fair market value (determined on the date of grant) of the shares of stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year may not exceed $100,000 (if exceeded, any excess options are deemed to be NQSOs). Any participant must notify the Compensation Committee of any disposition of stock issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Internal Revenue Code of 1986, as amended (the "Code"), within 10 days of the disposition.
Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units result in the transfer of shares of stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current stockholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a stockholder with respect to the award only when the shares of stock are delivered in the future. The Compensation Committee will determine and set forth in the award agreement the restrictions and conditions applicable to each award of restricted stock or restricted stock units.
Stock Appreciation Rights. The Compensation Committee may grant SARs under the Amended and Restated Plan. Upon exercise of a SAR, the holder will receive from the Company the difference between the fair market value of the stock subject to the SAR, determined on the date of exercise, and the grant price. The benefit upon exercise of a SAR is generally paid in cash, except that the Compensation Committee may, in its discretion, pay the benefit wholly or partially in stock. The grant price of a SAR is determined by the Compensation Committee and set forth in the award agreement, but cannot be less than the fair market value of the stock as of the date of grant. SARs may be exercised on such terms as the

Compensation Committee determines but cannot be exercised later than the tenth anniversary of the date of grant.
Other Awards. The Compensation Committee may grant other cash-based or equity-based awards, referred to as “other cash-based awards” or “other stock-based awards,” other than options, SARs, restricted stock, restricted stock units, or performance awards. The terms and conditions of any other cash-based or stock-based award will be determined by the Compensation Committee. Payment under any other cash-based or stock-based award will be made in cash or stock, as determined by the Compensation Committee.
Transfer Limitations on Awards. The Compensation Committee will impose any transfer restrictions on any shares acquired pursuant to the awards under the Amended and Restated Plan as it deems advisable. Generally no award may be transferred other than by designation of beneficiary, by will or by the laws of descent and distribution. Further, all awards granted to a participant under the Amended and Restated Plan will be exercisable during his or her lifetime only by such participant. Notwithstanding the foregoing, a participant may transfer all or a portion of an award (other than an ISO or restricted stock) to Immediate Family Members (defined in the Amended and Restated Plan as a participant’s spouse, parent and any lineal descendants, including any adopted child, of a parent of the participant or of a parent of the participant’s spouse, and any trustee, guardian or custodian for any of the foregoing), a trust for the exclusive benefit of the Immediate Family Members, a partnership of Immediate Family Members, and such other person or entity as the Compensation Committee may permit. Under no circumstances may a participant transfer awards under the Amended and Restated Plan for consideration.
Performance Awards and Performance Measures
Performance Awards. Performance awards granted under the Amended and Restated Plan will be earned only if performance goals over performance periods established by or under the direction of the Compensation Committee are met, and the Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met. The Compensation Committee may designate whether any such award being granted to any participant is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. The performance goals for any performance award may vary from participant to participant, group to group, and period to period. Performance awards may be paid in the form of cash, shares of stock, or in any combination, as determined by the Compensation Committee.
Performance Measures. The vesting, settlement or payment of any performance awards will be subject to the satisfaction of performance measures or goals as determined and established by the Compensation Committee.
Any performance measure(s) may be used to compare the performance of the Company against the performance of a group of comparison companies, or published or special index that the Compensation Committee, in its sole discretion, deems appropriate, or the Compensation Committee may select any performance measure(s) as compared to various stock market indices.
Exercise of Awards after Termination of Service
If a participant’s employment or service as a director terminates for any reason other than death, disability, retirement or for cause, any option or SAR which was immediately exercisable on the termination date may be exercised until the earlier of (i) the expiration date or (ii) 90 days after such termination or for such longer period as may be specified in the participant’s award agreement. Any unvested award will expire without value and be forfeited on the date of termination.

If a participant’s employment or service terminates because of death or disability, any outstanding option or SAR will become fully exercisable, and any outstanding restricted stock, restricted stock units, other stock-based awards or other award that was forfeitable will become nonforfeitable and fully vested. The participant, or deceased participant’s representative or beneficiary, will have until the expiration date or three years from the date of the participant’s termination of employment or service, whichever occurs first, to exercise the options or SARs. However, in the case of ISOs, the favorable tax treatment described under Code Section 422 will not be available if the option is not exercised within 12 months after the date of termination.
If a participant retires (as defined in the Amended and Restated Plan), all unvested awards (with the exception of restricted stock awards unless vesting is approved by the Compensation Committee at the time of retirement) will become immediately vested and options and SARs will become immediately exercisable. A retired participant will have until the expiration date or three years from the date of the participant’s retirement, whichever occurs first, to exercise the options and SARs. However, in the case of ISOs, the favorable tax treatment described under Code Section 422 will not be available if the option is not exercised within three months after the date of termination.
If a participant is terminated for cause, an unexercised option, SAR, performance-based award, or share of restricted stock that is forfeitable will terminate upon the termination of employment or service.
In the event of a change in control (as defined in the Amended and Restated Plan) of the Company, all unvested awards will become immediately vested and exercisable, subject to additional conditions with respect to certain awards subject to Section 409A of the Code. In the case of ISOs, the favorable tax treatment described under Code Section 422 will not be available if the option is not exercised within three months after the date of termination if termination is not for death or disability. The benefit payable for any performance award for which the performance period has not ended on the date of the change of control will be calculated pursuant to a formula set forth in the Amended and Restated Plan.
Amendment and Termination of the Amended and Restated Plan
The Board may terminate the Amended and Restated Plan at any time and may amend or modify it from time to time but no such action shall adversely affect any award already granted under the Amended and Restated Plan without the consent of the grantee. However, unless approved by the stockholders of the Company, no amendment or modification of the Amended and Restated Plan may increase the total amount of stock which may be issued under the Amended and Restated Plan, increase the maximum number of shares which may be subject to awards granted under the Amended and Restated Plan to a participant during a calendar year or extend the maximum period during which awards may be made under the Amended and Restated Plan. Adjustments made pursuant to a change in capitalization as described under the heading “Offering of Stock,” above, do not constitute an amendment or modification of the Amended and Restated Plan. After the Amended and Restated Plan is terminated, no further awards can be granted under the Amended and Restated Plan, but any awards previously granted under the Amended and Restated Plan will remain outstanding in accordance with their applicable terms and conditions.
Plan Duration
The Amended and Restated Plan will remain in effect until all stock subject to it has been purchased or acquired pursuant to the provisions of the Amended and Restated Plan, subject to the Board’s right to earlier terminate the Amended and Restated Plan.

U.S. Federal Income Tax Consequences
The following is a brief summary of the general U.S. federal income tax consequences relating to awards granted or which may be granted under the Amended and Restated Plan to participants who are United States residents. This summary is based on U.S. federal tax laws and Treasury Regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary is not intended to be exhaustive, does not constitute tax advice, and does not describe state, local or foreign tax consequences. Each participant should consult with his or her tax advisor concerning the tax consequences of participating in the Amended and Restated Plan.
Options
Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option granted under the Amended and Restated Plan will result in taxable income to the option holder or a deduction to the Company. In general, if the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result in a capital gain or loss (and the Company is not entitled to a corresponding deduction).
If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition subject to withholding. The amount of such ordinary income will generally be equal to the difference between the fair market value of the stock on the date of exercise and the exercise price (or, if less, the difference between the amount realized on disposition of the stock and the exercise price). In the case of a disqualifying disposition in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on the sale over the adjusted basis of the stock (that is, in general, the price paid for the stock). Subject to the limitations of Code Section 162(m), the Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder.
Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (1) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (2) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.
Non-Qualified Stock Options. Options granted under the Amended and Restated Plan that are not incentive stock options are “non-qualified options.” In general, because options granted under the Amended and Restated Plan may not have an exercise price less than the fair market value of the stock on the date of grant, no income results upon the grant of a non-qualified option. When an option holder exercises a non-qualified option, he or she will generally realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the stock over the option price. Upon a subsequent sale of the stock, a participant will generally recognize capital gain or loss in an amount equal to the difference between the amount realized for such stock and the participant's tax basis in the stock (generally the sum of the amount paid for the stock and the amount included in income upon exercise of the option), which gain or loss will be long-term if the stock is held for more than a year. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to the limitations under Section 162(m) of the Code.

SARs
    In general, since the grant price of SARs granted under the Amended and Restated Plan must be at least equal to the fair market value of the underlying stock as of the grant date, a participant will not recognize taxable income when an SAR is granted, and the Company will not receive a deduction at that time. When an SAR is exercised, a participant will recognize ordinary income subject to withholding equal to the excess of the cash and/or the fair market value of the stock the participant receives over the aggregate grant price of the SAR, if any, and the Company will be entitled to a corresponding deduction, subject to the limitations of Section 162(m) of the Code.
Restricted Stock
Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value less any amount paid for the stock) when the restrictions lapse. A participant may elect (by making an election under Section 83 of the Code) to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is generally entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the limitations of Section 162(m) of the Code. Upon a subsequent sale of the stock, a participant will generally recognize capital gain or loss in an amount equal to the difference between the amount realized for such stock and the participant's tax basis in the stock (generally the sum of the amount paid for the stock and the amount included in income as described above), which gain or loss will be long-term if the stock is held for more than a year from the date that the applicable restrictions lapse or the date of grant if a Section 83(b) election is made.
Restricted Stock Units
Generally, the participant will not be subject to tax upon the grant of an award of RSUs but will recognize ordinary income subject to withholding in an amount equal to the fair market value of any shares received on the date of delivery of the underlying shares of stock. The Company will generally be entitled to a corresponding tax deduction, subject to the limitations of Section 162(m) of the Code. Upon a subsequent sale of the stock, a participant will generally recognize capital gain or loss in an amount equal to the difference between the amount realized for such stock and the participant's tax basis in the stock (generally the sum of the amount paid for the stock and the amount included in income upon receipt of the stock), which gain or loss will be long-term if the stock is held for more than a year.
Performance Shares and Performance Units
A participant will not recognize taxable income when performance shares or performance units are granted, and the Company will not receive a deduction at that time. In general, the participant will recognize ordinary income subject to withholding when the performance shares or performance units are settled equal to the cash or the fair market value of the stock the participant receives upon settlement, less any consideration paid, and the Company will be entitled to a corresponding deduction, subject to the limitations of Section 162(m) of the Code.
Other Awards
In general, a participant will recognize ordinary income subject to withholding (x) in the case of a cash-based other award, when the other award is paid in cash, or (y) in the case of a stock based other award, on the later of the date when the stock based award is settled or is no longer subject to restrictions (based on the fair market value of the stock on such date less any consideration paid for the stock), and the

Company will be entitled to a corresponding deduction, subject to the limitations of Section 162(m) of the Code.
Section 409A of the Code
Certain awards under the Amended and Restated Plan may be subject to Section 409A of the Code. It is the Company's intention that any such awards comply with the requirements of Section 409A of the Code and the terms of the Amended and Restated Plan and any awards will be interpreted consistent with such intent.
Equity Compensation Plan Information
The following table presents information about compensation plans under which our equity securities are authorized for issuance as of the end of our last completed fiscal year. There were no outstanding stock options as of July 31, 2023.

Equity Compensation Plan Information As Of July 31, 2023
Plan Category	Number of securities to be issued upon exercise of outstanding options (in thousands) (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for further issuance under equity compensation plans (excluding securities reflected in column (a)) (in thousands) (c)
Equity compensation plans approved by stockholders	—	$—	242

The number of securities remaining in column (c) above includes, in accordance with the terms of the Amended and Restated Plan, shares that were: (1) not vested or exercised in full due to expiration or termination, or (2) tendered or withheld for payment of the exercise price or to satisfy tax withholding amounts.
New Plan Benefits
The benefits and amounts that will be received by or allocated to participants under the Amended and Restated Plan in the future are discretionary and therefore not determinable at this time, because the types and amounts of awards and selection of participants are subject to the Compensation Committee’s future determination.
Stockholder Approval
The affirmative vote of the holders of a majority of the voting power of the Company’s Common Stock and Class B Stock, voting together as one class, that are present virtually or by proxy at the 2023 Annual Meeting is required for approval of the Amended and Restated Plan proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED PLAN.

Proposal 6 - Other Matters for the Annual Meeting
At this time, our Board of Directors is not aware of any matters not referred to herein that might be presented for action at the 2023 Annual Meeting; however, if any other business should properly come before the meeting, votes may be cast in respect to such matters in accordance with the best judgment of the person or persons acting under the proxies.

CORPORATE GOVERNANCE MATTERS

Controlled Company Status
Our Board of Directors has determined that the Company is a “controlled company” within the meaning of the NYSE Corporate Governance Standards. This determination is based on the fact that Class B Stock having more than 50% of the aggregate voting power of our Common Stock and Class B Stock is owned by Daniel S. Jaffee and the Jaffee Investment Partnership, L.P., a Delaware limited partnership of which Daniel S. Jaffee is a general partner. The remaining three general partners of the Jaffee Investment Partnership, L.P. are all siblings of Daniel S. Jaffee. Daniel S. Jaffee has 11 of the 20 total votes of the general partners.
As a “controlled company” we are entitled to rely on exemptions from the NYSE Corporate Governance Standards that would otherwise require the Company to: (a) have a board of directors the majority of which is comprised of independent directors; (b) have a nominating and governance committee comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (c) have a compensation committee comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. From time to time in the past, we have elected to rely on all of these exemptions. Currently, a majority of our Board of Directors is comprised of independent directors, so we are only relying on exemptions (b) and (c) above.
Director Independence
Our Board of Directors has determined that the directors listed below are independent from our management within the meaning of the NYSE Corporate Governance Standards:

Ellen-Blair Chube	Patricia J. Schmeda
Paul M. Hindsley	Allan H. Selig
George C. Roeth	Lawrence E. Washow
Amy L. Ryan

While our Board of Directors has not adopted any categorical standards for independence, in making these determinations the Board of Directors noted that none of Ms. Chube, Ms. Ryan, Ms. Schmeda and Messrs. Hindsley, Roeth, Selig and Washow:
(a)receives direct compensation from the Company other than director annual retainers and meeting fees (and expense reimbursement), and from time to time equity awards;
(b)has any relationship with the Company or a third party that would preclude independence under the NYSE Corporate Governance Standards; or

(c)has any other material relationship with the Company and its management.
In the last three years, we have not made any contributions in excess of $1 million or 2% of our consolidated gross revenues to any tax-exempt organization in which an independent director serves as an executive officer.
Executive Sessions of Non-Management Directors
Non-management directors meet in executive sessions of our Board of Directors in which Mr. Daniel S. Jaffee, a management director, and other members of management do not participate. These sessions are scheduled for non-management directors at all regular meetings of our Board of Directors. Under our Corporate Governance Guidelines, an independent lead director (the “Lead Director”) (or in the event there is no Lead Director, the director serving as Chairman of our Audit Committee) presides at all executive sessions of non-management and independent directors unless otherwise determined by the directors attending any given executive session.

Board of Directors Committee Membership and Meetings
The following table sets forth the current membership of the committees of our Board of Directors.

Name	Audit	Compensation	Nominating	Pension Plan (1)	Retirement Plans	Executive
Ellen-Blair Chube		X*(2)	X*
Paul M. Hindsley	X		X
Daniel S. Jaffee				X*	X*	X*
Michael A. Nemeroff		X
George C. Roeth						X
Amy L. Ryan			X
Patricia J. Schmeda	X(3)
Allan H. Selig		X
Paul E. Suckow (4)				X
Lawrence E. Washow	X*(5)		X			X
Number of Meetings in Fiscal 2023	4	2	—	3	—	—
* Chairman
    During fiscal 2023, our Board of Directors held four meetings. All directors attended 100% of the aggregate total number of meetings of our Board and the committees on which he or she served.     The Board of Directors may, from time to time, establish other committees on a temporary or standing basis to conduct varying duties and services on behalf of the Board of Directors.
(1)    In September 2022, the Board approved the termination of its defined benefit pension plan (which had been previously frozen in 2020), effective December 31, 2022.The Pension Plan Committee met during fiscal 2023 to complete the termination process; however, the committee will no longer meet.
(2)    In fiscal 2024, Ellen-Blair Chube was appointed Chairman of the Compensation Committee. Ms. Chube succeeds Allan H. Selig, who served as Chairman during fiscal 2023.

(3)    As of October 4, 2023, Patricia J. Schmeda was appointed as a member of the Audit Committee.
(4)    Mr. Paul E. Suckow is not standing for re-election as a member of the Board of Directors, and his term will expire at the 2023 Annual Meeting. He attended 100% of the aggregate number of meetings of our Board of Directors and the committees on which he served. Mr. Suckow served as a member of the Audit Committee until October 4, 2023.
(5)    In fiscal 2023, Lawrence E. Washow was appointed Chairman of the Audit Committee.
Audit Committee
The Audit Committee Charter sets out the duties and responsibilities of our Audit Committee. Those duties include, without limitation:
•selection and appointment of the independent auditor, review of its independence and of other services provided by it, and of the fees and other arrangements regarding its services;
•review with the independent auditor and management of the scope of the audit, and of significant financial reporting issues and judgments;
•review with the independent auditor and management of the annual audited financial statements and of the quarterly financial statements and press releases;
•review with the independent auditor and management of the quality and adequacy of internal controls;
•preparation of the report required by SEC rules to be included in this Proxy Statement;
•establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;
•review and discuss with management and the internal audit department the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company's risks, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;
•review the Company's compliance with applicable laws and regulations and to review and oversee the Company's policies, procedures and programs designed to promote and monitor legal, ethical and regulatory compliance; and to review and approve the hiring or dismissal of the Director of Compliance;
•monitor compliance with the Company's Code of Ethics and Business Conduct (the "Code"), to investigate any alleged breach or violation of the Code, and to enforce the provisions of the Code;
•review, with the General Counsel and outside legal counsel, legal and regulatory matters, including legal cases against or regulatory investigations of the Company and its subsidiaries, that could have a significant impact on the Company's financial statements;
•review with management and the Company’s Board of Directors, the Company’s ESG goals, policies, processes and other ESG related matters, that could impact the Company’s financial reporting; and

•review and discuss with management and the Company’s Board of Directors, the Company’s risk, general practices, guidelines, policies and processes related to cybersecurity and other related IT controls.
    A copy of our Audit Committee Charter is available on our website at www.oildri.com and will be provided without charge to any person upon request submitted to Investor Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213.
Our Board of Directors has determined that each member of our Audit Committee meets the independence and experience requirements of the NYSE. Our Board of Directors also has determined that Mr. Washow and Mr. Hindsley are each an “audit committee financial expert” within the meaning of SEC rules and that each member meets the accounting or related financial management expertise standard required by NYSE rules.
Compensation Committee
Our Compensation Committee is responsible for review and general oversight of our compensation programs, including all programs in which our executive officers participate. Specifically, our Compensation Committee is responsible for, without limitation:
•determining the compensation, including benefits, of our Chief Executive Officer (“CEO”);
•determining the reasonableness of and approving the compensation of our other executive officers as recommended by our CEO (subject to our CEO’s authority to make changes in compensation under certain circumstances during the course of a fiscal year);
•reviewing and approving the reasonableness of performance measures and payout ranges under our annual incentive plan as these relate to our executive officers (subject to our CEO’s authority to make changes to such performance measures and payout ranges under certain circumstances during the course of a fiscal year except as such apply to the CEO) and setting payout ranges for our CEO;
•administration of our equity incentive plans with assistance from our human resources staff, granting awards under those plans to employees, including our executive officers, and to non-employee directors, and determining whether performance goals for performance awards have been achieved; and
•making recommendations to our Board of Directors or, as needed, to stockholders on compensation-related matters.
In carrying out these responsibilities, our Compensation Committee acts on recommendations from and consults with our CEO. In addition, our Compensation Committee retained an executive compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), during fiscal 2023 to perform a compensation review for our executive officers and provide recommendations regarding their compensation.
In conjunction with the Company’s management, our Compensation Committee has also assessed the Company’s compensation policies and practices for its employees as they relate to the Company’s risk management and risk-taking incentives. Our Compensation Committee has concluded that the Company’s compensation policies and practices for its employees do not create risks or risk-taking incentives that are reasonably likely to have a material adverse effect on the Company.

As allowed by the “controlled company” exemption from the NYSE Corporate Governance Standards, our Compensation Committee is not comprised entirely of independent directors; one member, Mr. Nemeroff, was not determined by our Board of Directors to be an independent director. As also allowed by this “controlled company” exemption, our Compensation Committee does not have a written charter.
Two members of our Compensation Committee, Ms. Chube and Mr. Selig, are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, and are authorized to act collectively with respect to awards made under our equity incentive plans to individuals subject to Section 16 of that Act, including our executive officers and directors.
Nominating Committee
In 2021, the Board of Directors established a Nominating Committee, which continues to hold responsibility for assisting in and overseeing the process of recruiting and identifying candidates for nomination as directors. As part of these responsibilities, the Nominating Committee identifies individuals qualified to become board members, consistent with criteria approved by the Board of Directors, and to select, or to recommend that the board select, the director nominees for the next annual meeting of stockholders. The Nominating Committee assisted in the process that resulted in the appointment of the Company’s newest director, Patricia J. Schmeda.
Our Board of Directors has determined that each of the members (including the chair) of the Nominating Committee meets the independence requirements of the NYSE. The Nominating Committee does not have a written charter.
Pension Plan Committee
Our Pension Plan Committee acts as an administrator and named fiduciary of the Oil-Dri Corporation of America Pension Plan and is responsible for the management of the plan portfolio. The committee meets semi-annually or as often as necessary to conduct a review of the performance of the portfolio and the individual portfolio managers. In September 2022, the Board approved the termination of its defined benefit pension plan (which had been previously frozen in 2020), effective December 31, 2022. The Pension Plan Committee met during fiscal 2023 to complete the termination process; the committee will no longer meet in fiscal 2024.
Retirement Plans Committee
    Our Retirement Plans Committee acts as administrator and named fiduciary of the Company’s defined contribution retirement plan. One director is currently on the committee. The committee also includes certain employees of the Company who do not receive additional compensation in connection with their service on the committee.
Executive Committee
Our Executive Committee has all of the powers and authority of our Board of Directors in the management of our business and other affairs, subject only to any limitations provided for in our Certificate of Incorporation and our By-Laws (each as amended from time to time) or imposed by applicable law or the NYSE Corporate Governance Standards.
Our Executive Committee does not have a written charter. Our Executive Committee did not hold any meetings during fiscal 2023 and historically has only exercised its authority to act on behalf of the Board of Directors in limited circumstances.

Director Nominations
It had historically been our practice that our Chairman recommends to the entire Board of Directors candidates for nomination to the Board of Directors. In 2021, the Board of Directors established a Nominating Committee, which continues to take responsibility for assisting in and overseeing the process of recruiting and identifying candidates for nomination as directors. See “—Board of Directors Committee Membership and Meetings – Nominating Committee,” above, for more information regarding the Nominating Committee. Our Nominating Committee, and/or the Board of Directors as a whole, may solicit ideas for possible candidates for formal recommendation by the Chairman from a number of sources, including our executives, individuals personally known to members of the Board of Directors and executive search firms.
We also will consider recommendations from stockholders of potential candidates for service on our Board of Directors. Stockholder recommendations of candidates for possible nomination to our Board of Directors must be in writing and must be given either by personal delivery or by United States mail, postage prepaid, to our Corporate Secretary no later than 90 days prior to the anniversary of the filing date of our proxy statement for the preceding year’s annual meeting. The recommendation must set forth the candidate’s name, age, business address and residence address; the candidate’s principal occupation or employment; the number of shares of our Common Stock that are beneficially owned by the candidate; a description of all arrangements or understandings between the stockholder making such recommendation and the candidate and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made by the stockholder; detailed biographical data and qualifications and information regarding any potential conflicts of interest that might prevent or otherwise limit the candidate from serving as an effective member of our Board of Directors; and any other information relating to such candidate that would be required to be disclosed in solicitations of proxies for elections of directors, or would otherwise be required, pursuant to SEC rules.
The recommendation must also include the name and address, as they appear in our stock records, of the stockholder making the recommendation; the class and number of shares of our stock beneficially owned by the stockholder and the date such shares were acquired by the stockholder; any material interest of the stockholder in such nomination; any other information that would be required to be provided by a proponent of a stockholder proposal pursuant to SEC rules; and a statement from the recommending stockholder in support of the candidate, references for the candidate and an indication of the candidate’s willingness to serve, if elected. These director candidate recommendation materials must be sent to the Corporate Secretary at Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. Properly submitted stockholder recommendations will be given the same consideration and evaluated with the same criteria as internal recommendations.
In evaluating candidates for director, our Board of Directors seeks directors who will best represent the long-term interests of our stockholders. The view of our Board of Directors is that all directors should possess the highest personal and professional ethics, integrity and values. In evaluating the suitability of the candidates, the Board of Directors takes into consideration such factors as it deems appropriate. These factors may include, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, absence of conflicts of interest, length of service and other commitments. Our Board of Directors evaluates these factors, among others, and considers each individual candidate in the context of the current perceived needs of our Board of Directors as a whole and of committees of the Board of Directors.

Although we do not have a formal diversity policy, our Board of Directors considers diversity in evaluating candidates for membership to the Board of Directors. As outlined in our Corporate Governance Guidelines, the Board’s objective in choosing candidates is to assemble membership for each committee of the Board of Directors and our Board of Directors as a whole that represents diverse viewpoints that will guide the Company effectively in pursuit of its strategic goals.
At its meeting in March 22, 2023, the Board of Directors unanimously approved the nomination of Patricia J. Schmeda to the Board of Directors upon the Nominating Committee’s recommendation.
Our Corporate Governance Guidelines fix the director retirement age at 72 at the date of election, absent a waiver by the Board of Directors. In connection with a director reaching such retirement age, the Board of Directors may, from time to time in its discretion, by majority vote, designate such director as a Director Emeritus or, in the case of a former Chairman of the Board, a Chairman Emeritus, in accordance with the terms of the Company’s By-Laws. The Board may make an exception to this requirement if it affirmatively determines that a director’s skills, experience or other relevant factors merit extended service as a director. At its meeting on October 4, 2023, the Board granted a waiver from the fixed retirement age to Mr. Selig due to his skills and experience, which the Board determined merited extended service as director.
Board Leadership Structure and Role in Risk Oversight
Independent Lead Director
Our Board of Directors does not have a policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer. Currently the roles are combined, but they have been separate in the past. Under our Corporate Governance Guidelines, we believe that the determination of the separation or combination of the role of Chairman and Chief Executive Officer is primarily a part of the larger succession planning process and that it is in the best interests of the Company for the Board of Directors to make a specific determination in light of an impending vacancy or in the event either office becomes vacant or the needs of the Company change.
The Board of Directors has determined that it is in the best interests of the Company and its stockholders to designate an independent Lead Director. In 2019, the Board of Directors appointed George Roeth, an independent director, as Lead Director. The Board of Directors believes that having a Lead Director allows Mr. Jaffee to focus on the Company’s strategy, business and operations, while retaining the benefits of having a single focal point for Company leadership in the combined Chairman of the Board and Chief Executive Officer. The Lead Director, who must be independent, is elected by the independent directors.
As noted above under “Executive Sessions of Non-Management Directors,” non-management directors meet in executive sessions of our Board of Directors in which Mr. Jaffee, a management director, and other members of management do not participate and which are led by the Lead Director. Additionally, the Lead Director consults with the Chairman of the Board, oversees the flow of information to the Board and acts as a liaison between the non-management directors and management. These sessions are scheduled for non-management directors at all regular meetings of our Board of Directors. Under our Corporate Governance Guidelines, the Lead Director (or in the event there is no Lead Director, the director serving as Chairman of our Audit Committee) presides at all executive sessions of non-management and independent directors unless otherwise determined by the directors attending any given executive session.

Risk Oversight
The entire Board oversees the Company’s risk management process. The Company relies on a comprehensive enterprise risk management (“ERM”) program to aggregate, monitor, measure and manage risks. Our Board of Directors provides input to the process through annual collection of their perceived organizational risks, and receives regular reports from our CEO, executive officers and other members of senior management regarding areas of significant risk to the Company identified not only by the Board of Directors, but by organizational leadership as well. Risk areas include operational, strategic, legal, regulatory, financial and other categories of risks. This approach to ERM is designed with the intent to enable the Board to establish a mutual understanding with management of the effectiveness of the Company’s risk management practices and capabilities, to review the Company’s risk exposure and to elevate certain key risks for discussion at the Board level as appropriate. As part of this process, progress on individual risk mitigation is reported out to both the Board of Directors and to organizational leadership through the Management Business Review.
Our internal audit function helps identify risk and reports to both the Audit Committee and senior management, who in turn report significant developments to the full Board of Directors. In addition, under its charter, the Audit Committee discusses with management and our independent auditor our risk assessment and risk management policies, as well as our major financial risk exposures and the steps taken to monitor and control such exposures. Similarly, our human resources staff, which identifies and manages compensation risk company-wide, reports out to both the Compensation Committee and senior management, who in turn report significant developments to the full Board of Directors.
In furtherance of its the efforts to identify and manage risks, the Company has established a risk committee, which is responsible for overseeing and monitoring our risk strategy and implementing risk management-related actions. This risk committee, which is comprised of members of senior leadership, reports on its progress to our Audit Committee, which assists the Board of Directors in the oversight of the Company’s risks. The Company undertakes a risk assessment process that solicits input from each functional area leader and all commercial leaders. Risks are then evaluated for severity and likelihood and are assigned resources and leadership review of mitigation efforts based on the risk score that results.
In connection with the Company’s ongoing focus on cybersecurity risks, the Company undertakes risk mitigation efforts and seeks to use and to maintain robust practices regarding information security. For example, our procedures are modeled on the National Institute of Standards and Technology (NIST) 800-53 policy framework. Some key safeguards taken by the Company include, but are not limited to: mandatory annual enhanced security awareness training and quarterly phishing exercises for all employees, staff and contractors who are users of the Company’s information systems and periodic testing and enhancement of organizational information systems.
Management briefs the Audit Committee (which has been charged with supporting the Board’s oversight of the Company’s cybersecurity risks) quarterly on cybersecurity matters and periodically reports directly to the Board as part of the Board’s oversight of the Company’s risks. Annually a third-party contractor performs a cybersecurity gap analysis to assist Oil-Dri in determining the difference in our current state of information security to an industry standard and provide recommendations based on their findings. In addition to the Company’s cybersecurity risk mitigation efforts, the Company maintains a cybersecurity risk insurance policy, which would potentially defray certain costs associated with a breach.

Communication with the Board of Directors
Our annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of our Board of Directors. It has been our practice, as reflected in our Corporate Governance Guidelines, that all directors attend in person each annual meeting of stockholders (and virtually at the 2023 Annual Meeting). All members of the then Board of Directors attended the 2022 annual meeting virtually.
In addition, any stockholder or other interested party may communicate in writing with our Board of Directors, our Audit Committee, our non-management directors, or a particular director by sending a letter addressed to: Board of Directors, Audit Committee, Non-Management Directors or a particular director (as applicable) at Oil-Dri Corporation of America, c/o Corporate Secretary, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. Stockholders may also report concerns anonymously in this manner.
    All communications directed to the “Board of Directors” are provided to the Chairman of the Board or Secretary. The Chairman and/or the Secretary, in turn, determines whether the communications should be forwarded to the appropriate members of the Board and, if so, forwards them accordingly. For communications addressed to a particular director, however, the Chairman or Secretary forwards those communications directly to the person in question.
Director Compensation
We seek to provide a competitive compensation program to attract and retain quality non-management directors. The compensation received by our non-management directors consists of an annual cash retainer of $27,500 and a $3,000 fee for each Board or committee meeting attended in person or virtually when virtual attendance is the only option ($1,500 for attendance by phone when in-person attendance is an option). In addition, for calendar year 2023, Mr. Washow received an annual cash retainer of $15,000 as Chairman of our Audit Committee, Mr. Selig received an annual cash retainer of $7,500 as Chairman of our Compensation Committee, and Ms. Chube received an annual cash retainer of $7,500 as Chair of our Nominating Committee. Mr. Roeth received an annual retainer of $25,000 as Lead Director for calendar year 2023. Non-management directors may also from time to time receive additional fees for the provision of services on additional committees or Board initiatives. Management directors do not receive additional compensation for their service on our Board of Directors. Directors are also reimbursed for expenses incurred in connection with their services to the Company and their attendance at meetings.

The following table sets forth information about compensation paid to our directors for their service in fiscal 2023.
Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)	Total ($)
Daniel S. Jaffee (5)	$—		$—	$—	$—	$—	$—	$—
Ellen-Blair Chube	$53,000	(6)	$—	$—	$—	$—	$—	$53,000
Paul M Hindsley	$53,500	(7)	$—	$—	$—	$—	$—	$53,500
Michael A. Nemeroff	$45,500		$—	$—	$—	$—	$—	$45,500
George C. Roeth	$64,500	(8)	$—	$—	$—	$16,069	$—	$80,569
Amy L. Ryan	$44,500	(7)	$—	$—	$—	$—	$—	$44,500
Patricia J. Schmeda	$33,500	(9)	$—	$—	$—	$—	$—	$33,500
Allan H. Selig	$51,500	(10)	$—	$—	$—	$—	$—	$51,500
Paul E. Suckow	$56,000	(11)	$—	$—	$—	$—	$—	$56,000
Lawrence E. Washow	$71,500	(12)	$—	$—	$—	$—	$—	$71,500
(1)    The Company has historically paid non-management directors meeting fees, which varied depending on whether such directors attended a Board of Directors meeting in-person or virtually. Further, the compensation received by our non-management directors consists of an annual cash retainer of $27,500.
(2)    The amounts reported reflect the grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). For stock awards, the grant date fair value is the number of shares granted multiplied by the closing price of our Common Stock on the award date. There were no stock awards to directors in fiscal 2023.
(3)    There were no option awards to directors in fiscal 2023, and our directors did not hold any options to purchase shares of our Common Stock as of July 31, 2023.
(4)    The amounts shown consists of interest earned in excess of 120% of the applicable federal rate on the aggregate balances in our executive deferred compensation plan. Deferrals under this plan earn a return equal to our long-term cost of borrowing plus 1%.
(5)    Directors who are also employees do not receive additional compensation for their service on our Board of Directors. See the Summary Compensation Table that is a part of the Executive Compensation section of this Proxy Statement for information regarding Mr. Jaffee’s compensation as our President and Chief Executive Officer.
(6)    Includes an annual retainer of $7,500 for role of Chairman of our Nominating Committee.
(7)    Includes a $5,000 fee for service on the Nominating Committee.
(8)    Includes an annual retainer of $25,000 for role of Lead Director.
(9)    Ms. Schmeda joined the Board in March 2023 and received the full retainer.
(10) Includes an annual retainer of $7,500 for role of Chairman of our Compensation Committee.
(11) Mr. Suckow is not standing for re-election as a member of the Board of Directors at the 2023 Annual Meeting.
(12) Includes an annual retainer of $15,000 for role of Chairman of our Audit Committee and a $5,000 fee for service on the Nominating Committee.

Directors’ Option Awards Outstanding Table
As of July 31, 2023, our directors did not hold any options to purchase shares of our Common Stock.
Corporate Governance Guidelines and Code of Ethics
We have adopted Corporate Governance Guidelines and a Code of Ethics and Business Conduct. The Code of Ethics and Business Conduct applies to all of our employees, officers and directors. The Corporate Governance Guidelines and the Code of Ethics and Business Conduct are both available on our website at www.oildri.com. We will also provide without charge a copy of either or both documents to any person upon request submitted to Investor Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213, telephone (312) 321-1515. As allowed by the “controlled company” exemption from the NYSE Corporate Governance Standards, we do not have a corporate governance committee.
We take pride in being a company that emphasizes high moral and ethical values and conducts business with honesty, integrity and a passion for excellence. Our approach is centered on collaboration, communication, and transparency, and we believe in the value of an open and accessible corporate structure.  We have a long history of operating under sound corporate governance practices, including the following:

✓	Annual Election of All Directors.	✓	Confidential Voting.
✓	A Majority of Board is Independent.	✓	An Independent Lead Director.
✓	Non-Management Directors Meet Regularly in Executive Session Without Management.	✓	Board Meeting Agenda. All directors may contribute to the agenda for Board meetings.
✓	Board Meeting Attendance. All of our directors attended 100% of the meetings of the Board during the time such directors served in the fiscal year.	✓	Regular Board and Audit Committee Self-Evaluation Process. The Board and the Audit Committee evaluates their performance each year.
✓	Qualifications of Audit Committee. The majority of the Audit Committee members are “financial experts,” as SEC rules define that term.	✓
Strong Codes of Ethics and Commitment to Integrity. We are committed to operating our business with the highest level of integrity and have adopted a Code of Ethics and Business Conduct that applies to all of our employees, officers and directors.

✓	Stockholders May Take Action by Written Consent.
✓	Special Meetings. Stockholders have the right to call special meetings.

    The Company has a formal policy prohibiting our officers, directors and employees to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Historically, our management and directors have not engaged in hedging transactions with respect to our equity securities.

Certain Relationships and Related Party Transactions
Our policy concerning related party transactions is included in our Code of Ethics and Business Conduct. It provides that every employee, officer and director has an obligation to conduct business in a manner that avoids actual or potential conflicts of interest with the Company. Our Code of Ethics and Business Conduct explains what may constitute a conflict of interest, including transactions in which an employee, officer, director or a member of his or her family receives personal benefits as a result of his or her position with the Company; transactions between the Company and an employee, officer, director or family member or a firm in which an employee, director or family member has a significant ownership interest; loans to, or guarantees of obligations of, employees, directors or family members; or the acceptance of gifts or special consideration related to our business.
All employees or directors who have any influence on transactions involving purchases, sales, contracts or leases are required by our Code of Ethics and Business Conduct to disclose to a senior officer of the Company or to our general counsel the existence of any actual or potential conflict of interest.
Each transaction is then evaluated at an appropriate management level to determine if it is in the best interest (or not contrary to the best interest) of the Company, taking into account factors such as whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, under our contract approval policy, all contracts obligating the Company to make an individual payment or aggregate payments greater than $100,000 must be reviewed and approved by our CEO.
As a company “controlled” by the family of its founder, from time to time we employ family members of current and former employees or directors, but only if they are at least as qualified as other applicants. All offers of employment made to family members of current employees must be approved by our CEO.
We employ Karen Jaffee Cofsky on a part-time basis as Vice President of Benefits. She is the daughter of Richard M. Jaffee, former chairman of our Board of Directors, and the sister of Daniel S. Jaffee, our current Chairman of our Board of Directors and President and CEO of the Company. Mrs. Cofsky’s compensation is based on her education, experience and the responsibilities of her position. For fiscal 2023, Mrs. Cofsky received a salary of $113,089 and an annual incentive bonus award of $56,363 under our annual incentive plan and an executive deferred bonus of $22,545.
We employ Thomas F. Cofsky on a full-time basis as the Vice President of Global Infrastructure. He is the spouse of Karen Jaffee Cofsky, and the brother-in-law of Daniel S. Jaffee, our current Chairman of our Board of Directors and President and CEO of the Company. Mr. Cofsky’s compensation is based on his education, experience and the responsibilities of his position. For fiscal 2023, Mr. Cofsky received a salary of $324,466 and an annual incentive bonus award of $226,398 under our annual incentive plan and an executive deferred bonus award of $129,370.
Michael A. Nemeroff, a member of our Board of Directors and of its Compensation Committee, is the President and Chief Executive Officer as well as a director and shareholder of Vedder Price P.C., a law firm that regularly provides services to the Company. During fiscal 2023, we paid Vedder Price P.C. $215,155 for fees and cost reimbursements in connection with services provided to the Company.

George C. Roeth, a member of our Board of Directors, retired from the role of President and Chief Executive Officer of Central Garden & Pet Company (“Central Garden”), which is a customer of the Company, on September 28, 2019. Mr. Roeth is currently party to a post-employment consulting agreement with Central Garden. Before Mr. Roeth joined Central Garden and before Mr. Roeth became a member of our Board of Directors, Central Garden was a customer of the Company. Total net sales to Central Garden and its subsidiaries were $222,202 in fiscal 2023.

Report of the Audit Committee of the Board of Directors
The Audit Committee is a standing committee of the Board of Directors comprised solely of independent directors in compliance with the NYSE Corporate Governance Standards. In accordance with its written charter (which is available on our website at www.oildri.com), the Audit Committee assists the Board of Directors in fulfilling its responsibility for monitoring the integrity of our accounting, auditing, financial reporting and internal control practices, and our compliance with legal and regulatory requirements.
Our management is primarily responsible for our financial statements and reporting process, including compliance with accounting and financial reporting principles, internal control over financial reporting and disclosure controls and procedures. Grant Thornton, our independent registered public accounting firm, is responsible for auditing our consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for issuing a report on those statements. Grant Thornton is also responsible for expressing an opinion on the effectiveness of our internal control over financial reporting. The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. The Audit Committee relies on the expertise and knowledge of our management, internal auditors and independent auditor in carrying out its oversight responsibilities.
The Audit Committee reviewed and discussed our audited consolidated financial statements and related footnotes for fiscal 2023 and our independent auditor’s report on those financial statements with our management and internal audit manager.
Auditing Standard No. 16 adopted by the PCAOB regarding “Communications with Audit Committees” requires certain matters to be discussed between the Audit Committee and the Company’s independent registered public accounting firm. The Audit Committee and Grant Thornton have satisfied this requirement.
The Audit Committee has received the written disclosures and the letter from Grant Thornton required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton its independence.
Based on the foregoing, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for fiscal 2023 be included in our Annual Report on Form 10-K for fiscal 2023 filed with the SEC.

AUDIT COMMITTEE

Lawrence E. Washow, Chairman
Paul M. Hindsley
Paul E. Suckow

EXECUTIVE OFFICERS
    The following table gives certain information with respect to our current executive officers.

Name	Principal Occupation for Last Five Years	Age
Daniel S. Jaffee (1)	President & Chief Executive Officer of the Company since 1997.	59
Susan M. Kreh	Chief Financial Officer and Chief Information Officer of the Company since December 2018; Chief Financial Officer and VP, Information Technology, of the Power Solutions business of Johnson Controls International plc from 2010 to 2017.	61
Christopher B. Lamson	Group Vice President, Retail & Wholesale of the Company since January 2022; Senior Vice President and General Manager, Pet Home Essentials, Central Garden and Pet from 2019-2021; Senior Vice President, Corporate Strategy and General Manager, Breeder’s Choice Pet Food, Central Garden and Pet from 2018-2019; Vice President and General Manager, Walmart Global Team, Kimberly-Clark from 2017-2018.	51
Aaron V. Christiansen	Vice President, Operations of the Company since May 2022; Vice President of Manufacturing of the Company from 2019 to May 2022; Vice President of Manufacturing - Consumer Packaged Goods of the Company from 2015 to 2019.	46
Laura G. Scheland	Vice President, Strategic Partnerships and General Counsel & Secretary of the Company since September 2022; Vice President, General Counsel & Secretary of the Company from December 2017 to September 2022; Assistant General Counsel and Assistant Secretary of the Company from April 2013 to November 2017.	44
All of our executive officers are appointed annually and serve at the pleasure of our Board of Directors.
(1)    Of the persons in this table, only Mr. Daniel Jaffee is also a director.

EXECUTIVE COMPENSATION
The Company is a “smaller reporting company” (or SRC) under the rules promulgated by the SEC and complies with the disclosure requirements specifically applicable to SRCs. This section and the tables contained herein reflect the scaled disclosure obligations available to SRCs.
In this Executive Compensation section, we discuss compensation of the Company’s named executive officers. The Company’s named executive officers (“NEOs”) and their titles as of the end of fiscal year 2023 are:

Name	Title
Daniel S. Jaffee	President and Chief Executive Officer (CEO)
Susan M. Kreh	Chief Financial Officer (CFO) and Chief Information Officer (CIO)
Christopher B. Lamson	Group Vice President of Retail and Wholesale

Summary Compensation Table
The following table summarizes the total compensation earned by the named executive officers for services provided to the Company during the years detailed below.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($) (3)	Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)(6)	Total ($)
Daniel S. Jaffee	2023	$840,533	$—	$—	$1,512,959	$46,574	$896,957	$3,297,023
President and CEO	2022	$808,836	$—	$—	$676,996	$43,009	$241,769	$1,770,610

Susan M. Kreh	2023	$468,500	$—	$68,775	$655,900	$5,941	$135,955	$1,335,071
CFO and CIO	2022	$450,750	$—	$172,400	$315,525	$4,096	$101,356	$1,044,126

Christopher B. Lamson	2023	$372,834	$—	$68,775	$447,400	$35	$64,295	$953,339
Group Vice President of Retail and Wholesale	2022	$181,364	$—	$1,020,600	$72,546	$—	$25,200	$1,299,710
(1)    The amounts reported reflect the grant date fair value of awards computed in accordance with ASC 718. The grant date fair value is the number of shares granted multiplied by the closing price of our Common Stock on the award date. The grant date fair value of an award reflects the accounting expense and may not represent the actual value that will be realized. Stock awards granted to the named executive officers during fiscal 2023 are reflected herein.
(2)    The amount reported for Ms. Kreh’s stock awards in 2022 has been corrected due to nonmaterial clerical error. This differs from what was reported in the 2022 Proxy Statement ($0). Ms. Kreh’s stock awards in 2022 were timely and properly disclosed as required by Section 16 of the Exchange Act.
(3)    The 2023 amounts reflect: (i) annual incentive awards equal to 200% of target cash bonuses; (ii) executive deferred bonuses equal to 200% of target bonus to our named executive officers (other than our CEO); and (iii) a cash award equal to 200% of target bonus to our CEO intended by our Compensation Committee to be an award comparable to the executive bonus award our CEO would have received had he been a participant in the executive deferred bonus award portion of our annual incentive plan for fiscal 2023. Cash bonuses are paid following the completion of the specified fiscal year. Executive deferred bonuses are awarded during the specified fiscal year and generally vest (become payable) according to a vesting schedule established by our Compensation Committee. Executive deferred bonus awards awarded for fiscal year 2023 are deferred and will be paid in full at the end of three years (July 31, 2026), provided the named executive officer is still employed by the Company at that time.

(4)    The amounts shown represent earnings from our executive deferred compensation plan that exceed 120% of the applicable federal rate.
(5)    The amounts reported in this column for Mr. Jaffee and Ms. Kreh for 2022 have been updated and differ from what was reported in 2022. The amount for Mr. Jaffee changed from $294,778 due to a correction in the deferred compensation matching contributions for fiscal 2022. The amount for Ms. Kreh changed from $88,015 due to a correction in the interest earned on the executive deferred bonus and a charitable donation for fiscal 2022.
(6)    The amounts shown in this column for fiscal 2023 are described in the following table:

All Other Compensation Table
Name	Perquisites ($) (A)	Dividends on Unvested Restricted Stock ($) (B)	Interest Earned on Executive Deferred Bonus ($) (C)(D)	401(k) Plan Company Matching Contributions ($)	Deferred Compensation Matching Contributions ($) (E)	Pension Termination Payouts ($) (F)	Total ($)
Daniel S. Jaffee	$81,810	$68,250	$—	$18,933	$49,297	$678,668	$896,957
Susan M. Kreh	$7,500	$40,180	$12,258	$18,846	$22,703	$34,468	$135,955
Christopher B. Lamson	$7,500	$34,580	$—	$22,215	$—	$—	$64,295
(A)    Perquisites for the named executive officers generally consist of auto allowances, paid parking, directed charitable donations, airline executive club memberships, remote Internet access costs and periodical subscriptions. The amounts shown reflect the actual cost to us for providing these perquisites. The perquisites received by Mr. Jaffee consisted of the following, which were paid by the Company: auto allowance of $5,232, directed charitable donations of $76,000 and the remainder constituting remote access and related fees, airline club membership and periodical subscriptions. The perquisites received by Mr. Lamson and Ms. Kreh are related to charitable donations paid by the Company to organizations chosen by each executive officer.
(B)    The amounts shown represent dividend payments on unvested shares of restricted stock held by the named executive officers that are reportable as either dividends or ordinary income.
(C)    Executive deferred bonuses awarded under our annual incentive plan earn interest at a rate equal to our long-term cost of borrowing plus 1%. Any amounts shown are the interest earned on all unvested executive deferred bonus awards that do not exceed 120% of the applicable federal rate, regardless of the fiscal year in which the awards were earned.
(D)    The amount shown for Mr. Jaffee was zero because he requested to not be eligible for executive deferred bonus awards. The amount shown for Mr. Lamson was zero because he did not become eligible for the executive deferred bonus award until fiscal 2023.
(E)    The amounts represent discretionary Company contributions provided to eligible participants of the deferred compensation plan to help maximize their retirement savings. See "Nonqualified Deferred Compensation for Fiscal 2023" below.
(F)    The amount shown include lump-sum payouts of the pension obligation as a result of the pension termination as well as the profit sharing contributions from the terminated pension plan's surplus assets to the individuals’ 401(k) plan accounts on July 21, 2023. The amounts paid to Daniel S. Jaffee for the pension obligation and surplus profit sharing were $661,293 and $17,375, respectively. The amounts paid to Susan M. Kreh for the pension obligation and surplus profit sharing were $32,647 and $1,821, respectively.

Narrative Disclosure to Summary Compensation Table
    The Company’s NEOs’ compensation in fiscal year 2023 was comprised of base salary, an annual performance-based cash incentive award, retirement benefits, pension lump sum payments and pension termination surplus, as applicable, health and welfare benefits and perquisites. Additionally, the Company maintains a long-term equity incentive plan. The Company’s executive compensation structure is intended to attract, retain and reward key leaders who drive both near-term and long-term value for our stockholders. The Company also aims to, among other things, provide compensation programs for executive officers and other key employees, including NEOs, to reward both Company and individual performance and align employee interests with stockholders’ interests.
Employment Agreements and Base Salary.
    We employ all executives at-will, without written employment agreements or a prospective severance plan. The base salaries of our NEOs are reviewed annually.
Annual Incentive Plan.
    The Company’s annual incentive plan is comprised of opportunities for performance-based cash incentive awards and executive deferred bonus awards (with the latter available for senior managers, including the Company’s executive officers).
    At the beginning of each fiscal year, our CEO presents to our Compensation Committee his proposal for the annual company-wide performance measures, targets and payout ranges that will determine the calculation of the performance-based cash incentive awards for that year. Our Compensation Committee has the general authority to review and determine the reasonableness of the performance measures, targets and payout ranges (and any changes thereto) as they relate to the total compensation of our executive officers. If we do not fully achieve our corporate financial performance target but meet certain financial performance thresholds, generally, a bonus of less than 100% of target bonus may be paid. If we exceed our corporate financial performance target, generally bonuses above 100% of target may be paid; however, no employee can receive a bonus greater than 200% of target under this plan. Non-exempt employees would earn 100% of target bonus at the threshold level and at the other applicable levels.
    The Company’s annual incentive plan also provides the Company’s CEO the discretion to adjust performance measures, targets and payout ranges used for incentive purposes for executives and employees other than the CEO if the CEO determined such change is desirable in the interest of equitable treatment of the Company’s employees and the Company as a result of, among other things, extraordinary or nonrecurring events, a corporate reorganization or any other change in circumstances or event, or, further, to address retention objectives and/or reward individual achievement.
The performance measure under the annual incentive plan for fiscal 2023 was our adjusted pre-tax, pre-bonus income as compared with our fiscal 2023 adjusted corporate budget set at the beginning of the 2023 fiscal year. Our fiscal 2023 corporate financial performance met the threshold for payment of a performance-based cash incentive award and exceeded the target achievement level approved by the Compensation Committee. Our adjusted, pre-tax, pre-bonus income resulted in payment of cash incentive awards equal to 200% of target bonus, as adjusted by our CEO for certain individuals’ performance per the discretionary provisions of our annual incentive plan.
    Our annual incentive plan also provides the opportunity for our senior managers, including our executive officers, to earn executive deferred bonus award. Our fiscal 2023 corporate financial performance also met the threshold level for earning executive deferred bonus awards and exceeded the approved target achievement level. Our adjusted, pre-tax, pre-bonus income resulted in executive deferred bonus awards to our executive officers (other than our CEO, who has elected not to participate in the executive deferred bonus award portion of the Company’s annual incentive plan) for fiscal year 2023 at 200% of target bonus.
Executive deferred bonus awards awarded for fiscal 2023 performance are deferred and will be paid in full at the end of three years (July 31, 2026), provided the named participant is still employed by the Company at that time.
As in the past, our CEO chose not to be a participant in the executive deferred bonus award portion of our annual incentive plan for 2023. However, in past years, our Compensation Committee has typically awarded him a cash award equal to the dollar value of an executive deferred bonus award that the CEO would have received had he been a participant in that portion of our annual incentive plan in order to provide him with a comparable award. For fiscal 2023, the Compensation Committee awarded our CEO with a cash award for fiscal 2023 equal to 200% of the target executive deferred bonus that would have been applicable to our CEO if he were a participant in the “Executive Deferred Bonus” portion of the Company’s annual incentive plan in lieu of such deferred bonus. The award is reflected in the Summary Compensation Table but was paid following the completion of the fiscal year.
Equity Incentive Awards.
During fiscal 2023, Ms. Kreh and Mr. Lamson received equity incentive awards under the terms of the Oil-Dri Corporation of America 2006 Long Term Incentive Plan (as amended, the “Long Term Incentive Plan”).
Ms. Kreh received a grant of 2,500 restricted shares of Common Stock on October 18, 2022 under the terms of the Long Term Incentive Plan. The 2,500 restricted shares are scheduled to vest on October 18, 2024.
Mr. Lamson received a grant of 2,500 restricted shares of Common Stock on October 18, 2022 under the terms on the Long Term Incentive Plan. The 2,500 restricted shares are scheduled to vest on October 18, 2026. On April 5, 2023, the Compensation Committee of the Board of Directors amended the vesting anniversary for Mr. Lamson’s unvested restricted stock from January 31st to January 20th. Such grant was initially made in the amount of 30,000 shares, of which 2,000 shares vested on January 31, 2023. The remaining 28,000 restricted shares shall vest as follows on the anniversaries of January 20, 2023: (i) 4,000 shares on the first anniversary; (ii) 6,000 shares on each of the second and third anniversaries; and (iii) 12,000 shares on the fourth anniversary. No other changes were made to the grant.
Retirement and Other Benefits.
We provide health and welfare benefits, including medical and dental coverage and life and long-term disability insurance, which are available to our executive officers on the same terms as they are available to other employees. We provide limited perquisites to the NEOs to assist them in carrying out their duties. As noted in the “All Other Compensation” column of the Summary Compensation Table, these perquisites may include a car allowance, and directed charitable donations.
The Company maintains a 401(k) retirement savings plan in which its executive officers are eligible to participate. We make a matching contribution of one hundred percent (100%) of the first six percent (6%) of compensation contributed by an employee that vests one hundred percent (100%) after two (2) years of service with the Company.

The Company also maintains a nonqualified deferred compensation plan that is offered to certain eligible employees, including our named executive officers. During the fiscal year, the Company matched contributions of up to 6% of eligible compensation above annual tax code limits. Such contributions are discretionary. For more information, see “Nonqualified Deferred Compensation for Fiscal 2023” section.
The matching terms of the 401(k) plan were enhanced in 2020 and the vesting terms of the 401(k) plan were enhanced in 2021 in connection with the Company’s freezing of its defined benefit pension plan and termination of the supplemental executive retirement plan, both of which were previously offered to our executives. Similarly, the Company instituted discretionary matching contributions to the nonqualfied deferred compensation plan for participants to benefit from tax advantages by deferring a greater percentage of their compensation (and current income taxes) than is allowed by the IRS in a qualified retirement plan, such as our 401(k) plan, following the freezing and termination of the Company’s pension and supplemental executive retirement plan, respectively.
In connection with the termination of the Company’s pension plan, all participants’ accrued benefits were fully vested (to the extent not already vested) and participants received a lump sum payment option to the extent permitted under applicable law. Following the termination of the pension plan and the settlement of the plan’s obligations, the Company elected to make profit sharing contributions from the terminated pension plan’s surplus assets to the 401(k) accounts of the pension plan participants based on years of service with the Company.
Compensation Updates Following the 2023 Fiscal Year End - Fiscal Year 2024 Compensation Plan Changes
From time to time, the Compensation Committee has engaged a compensation consultant in connection with its compensation decisions. At the end of fiscal 2023, the Compensation Committee engaged Semler Brossy to advise the Committee and provide surveys and other information with respect to the compensation of the Company’s executive officers. Semler Brossy assisted the Compensation Committee in benchmarking executive officer compensation for a peer group of companies comparable to Oil-Dri Corporation of America.
Following this review and in keeping with the Company’s compensation philosophy of providing compensation packages that attract, retain and motivate the people we need to carry out our strategic plan, mission, goals and values, the Compensation Committee undertook the actions described in the paragraphs below.
At its September 6, 2023 meeting, our Compensation Committee conducted its annual review of our CEO’s performance. In addition to information provided by Semler Brossy, the Compensation Committee’s annual review included a review of the total direct compensation our CEO received in fiscal 2023 (base salary and cash incentive awards) and past stock incentive awards. Based on such review, our Compensation Committee approved an increase of our CEO’s base salary effective August 1, 2023 to $870,000, a 3.17% increase. As discussed above, our Compensation Committee approved a cash award for our CEO for fiscal 2023 in lieu of any award Mr. Jaffee could receive under the executive deferred bonus portion of our annual incentive plan.
Following the Company’s fiscal 2023 year end, at its meeting on September 6, 2023, the Compensation Committee approved a restricted grant of stock to Mr. Jaffee for 125,000 shares of the Company’s Class B Stock under the terms of the Long Term Incentive Plan. The Compensation Committee also approved restricted grants of stock for 4,000 shares of the Company’s Common Stock to each of the following executive officers: Aaron V. Christiansen, Susan M. Kreh, Christopher B. Lamson, and Laura G. Scheland. These restricted shares are scheduled to vest on October 19, 2027.

Although as in past years, our CEO has chosen not to be a participant in the executive deferred bonus award portion of our annual incentive plan for fiscal 2024, our Compensation Committee intends to grant him, at a meeting following the end of the Company’s fiscal year 2024, an award of either cash or restricted shares of the Company’s Class B Stock under the terms of the Long Term Incentive Plan.
Outstanding Equity Awards at Fiscal 2023 Year End
The following table provides information on the unvested restricted stock held by the named executive officers as of July 31, 2023. None of the named executive officers held any unexercised stock options as of July 31, 2023.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Daniel S. Jaffee	75,000	(2)	$4,707,750

Susan M. Kreh	30,500	(3)	$1,914,485

Christopher B. Lamson	30,500	(4)	$1,914,485
(1)    Market value of our Class B Stock and Common Stock has been calculated using the closing sale price of our Common Stock on July 31, 2023, the last trading day of fiscal 2023, which was $62.77.
(2)    Restricted shares of Class B Stock are scheduled to vest as follows: 25,000 shares on each of the subsequent anniversaries of October 19th during the years 2023-2025.
(3)    Restricted shares of Common Stock that are scheduled to vest as follows: 23,000 shares on December 15, 2023, 2,500 shares on October 18, 2024 and 5,000 shares on October 19, 2025.
(4)    Restricted shares of Common Stock that are scheduled to vest as follows: 4,000 shares on January 20, 2024; 6,000 shares on January 20, 2025; 6,000 shares on January 20, 2026; 2,500 shares on October 18, 2026; and 12,000 shares on January 20, 2027.

Pay Versus Performance
The following tables provide information required by new pay versus performance (“PVP”) rules adopted by the SEC in August 2022 and in effect for the first time for this Proxy Statement. The following Pay Versus Performance table (“PVP Table”) provides SEC-required information about compensation for this 2023 Proxy Statement’s named executive officers, as well as our named executive officers from our 2022 Proxy Statement (each of fiscal 2023 and fiscal 2022, referred to as a “Covered Year”). We refer to all of the named executive officers covered in the PVP Table below, collectively, as the “PVP NEOs”. The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:
•The information in columns (b) and (d) of the PVP Table comes directly from this year’s Summary Compensation Table (or last year’s Summary Compensation Table), calculated in the same manner as required under SEC rules;

•As required by the SEC’s PVP rules, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable PVP NEOs. However, these CAP amounts do not entirely reflect the final compensation that our NEOs actually earned or walked away with for their service in the Covered Years, respectively. Instead, the SEC’s concept of CAP reflects the SEC’s particular view or formulation of a combination of realized pay (primarily for cash amounts) and realizable or accrued pay (primarily for equity awards). As a result, we urge investors to use caution when evaluating CAP amounts, as they are calculated in a manner different than any information that we have previously presented; and
•As required by the SEC’s PVP rules, we provide information in the PVP Table below about our absolute total shareholder return (“TSR”) results and our U.S. GAAP net income results (the “External Measures”) during the Covered Years.

Year (a)	Summary Compensation Table ("SCT") Total for PEO ($)(b)(1)	Comp. Actually Paid to PEO ($)(c)(1)(2)	Average SCT Total for Non-PEO NEOs ($)(d)(1)	Average Comp. Actually Paid to Non-PEO NEOs ($)(e)(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(f)(3)	Net Income ($)(g)
2023	$3,297,023	$6,560,023	$1,144,205	$2,511,955	$189.08	$29,551,441
2022	$1,770,610	$1,091,860	$1,171,918	$2,200,843	$87.80	$5,674,097

(1)    Daniel S. Jaffee was our principal executive officer (“PEO”) for the full year for each of the Covered Years. Our non-PEO PVP NEOs (“Non-PEO NEOs”) were Susan M. Kreh and Christopher B. Lamson for each of the Covered Years.
(2)    For each Covered Year, in determining both the CAP for our PEO and the average CAP for our Non-PEO NEOs for purposes of this PVP Table, we deducted from or added back to the total amount of compensation reported in column (b) and column (d) for such Covered Year the following amounts:

Item and Value Added (Deducted)	2023	2022
For PEO:
- SCT “Stock Awards” column value	$—	$—
- SCT “Option Awards” column value	$—	$—
+ year-end fair value of outstanding equity awards granted in Covered Year	$—	$—
+/- change in fair value of outstanding equity awards granted in prior years	$2,447,250	$(543,000)
+ vesting date fair value of equity awards granted and vested in Covered Year	$—	$—
+/- change in fair value of prior-year equity awards vested in Covered Year	$815,750	$(135,750)
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	$—	$—
+ includable dividends / earnings on equity awards during Covered Year	$—	$—
Total	$6,560,023	$1,091,860

Item and Value Added (Deducted)	2023	2022
For Non-PEO Named Executive Officers (Average):
- SCT “Stock Awards” column value	$68,775	$596,500
- SCT “Option Awards” column value	$—	$—
+ year-end fair value of outstanding equity awards granted in Covered Year	$156,925	$527,450
+/- change in fair value of outstanding equity awards granted in prior years	$913,640	$(95,025)
+ vesting date fair value of equity awards granted and vested in Covered Year	$—	$—
+/- change in fair value of prior-year equity awards vested in Covered Year	$228,410	$—
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	$—	$—
+ includable dividends / earnings on equity awards during Covered Year	$—	$—
Total	$2,511,955	$2,200,843

(3)    For each covered year, our cumulative TSR was calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the share price at the end and the beginning of the measurement period; by the share price at the beginning of the measurement period. The TSR assumed a fixed investment of $100 at July 31, 2021 and reinvestment of quarterly dividends at the closing price the date the dividends were paid throughout each covered fiscal year. Because the covered fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
The following charts provide, across the Covered Years, descriptions of the relationships between (1) the CAP for the PEO and the average CAP for our Non-PEO NEOs (in each case as set forth in the PVP Table above) and (2) each of the performance measures set forth in columns (f) and (g) of the PVP Table above.

Pension Benefits for Fiscal 2023
Defined Benefit Pension Plan.
    The Company has provided a non-contributory, tax-qualified, defined benefit pension plan to all U.S.-based employees. On January 9, 2020, the Company amended the pension plan to freeze participation, all future benefit accruals and accrual of benefit service, including consideration of compensation increases, effective March 1, 2020. Consequently, the Pension Plan is closed to new participants and current participants no longer earn additional benefits as of March 1, 2020.

    Under this plan, employees were eligible to participate commencing on the first February 1st or August 1st that followed the date when an employee achieved one year of service and age 21. For salaried employees, including the named executive officers, the pension plan provides for pensions based on credited years of service (capped at 30 years) and Final Average Compensation.
The normal form of benefit is a life annuity with five years certain, payable at normal retirement age. The standard form of payment for a participant who is married is a 50% joint and survivor annuity. Other forms of benefit are available. Each form of benefit has approximately the same relative value. The formula for computation of the normal form of benefit is:

(0.55% of Final Average Compensation)	+	(0.55% of Final Average Compensation that exceeds Social Security Covered Compensation)	*	Years of Credited Service
Final Average Compensation is the monthly average of the participant’s compensation paid during the highest paid consecutive five years during the last 10 years of employment. Compensation for pension plan purposes consists of certain cash compensation, principally base salary and commissions. Social Security Covered Compensation is the average of the taxable wage bases in effect for each calendar year in the 35-year period ending with the year the participant attains Social Security retirement age.
A participant’s right to an accrued benefit becomes non-forfeitable after five years of vesting service. Normal retirement age under the plan is age 65, or the age of the participant when he or she completes five years of vesting service, if later. Salaried participants who have 10 years of service can receive actuarially reduced early retirement benefits as early as age 55. The present value of the accumulated benefit is the same regardless of whether a participant begins to receive benefits at age 65 or at an earlier age. We do not subsidize early retirement benefits.
If a married participant with a non-forfeitable benefit dies prior to commencement of benefit payments, the participant’s spouse will be entitled to a survivor annuity equal to the amount the spouse would have been entitled to receive under a 50% joint and survivor annuity.
In fiscal 2023, the Board approved the termination of its defined benefit pension plan (which had been previously frozen in 2020), effective December 31, 2022. In connection with the termination, all participants’ accrued benefits were fully vested (to the extent not already vested). Participants received a lump sum payment option to the extent permitted under applicable law. After settlement of the pension fund’s obligations, surplus pension funds remained and the Board approved the excess funds to be contributed to the 401(k) accounts of the pension participants who are current employees based on years of service with the Company. Pension benefits will no longer be reported.
Nonqualified Deferred Compensation for Fiscal 2023
We provide an executive deferred compensation plan in which all executive officers and other senior managers are eligible to participate. Participating executives may defer up to 50% of base salary and 100% of annual cash incentive bonus into the plan. Executives’ deferrals earn interest at a rate equal to our long-term cost of borrowing plus 1%. Participants are entitled to receive a distribution from their account balances at the earlier of the end of their elected deferral period or upon death or termination of employment prior to age 55. Accounts are distributed in a single lump sum, or in certain circumstances, annual installments over a period of up to 15 years as elected by the participant.

In the event of an unforeseen emergency, a participant may apply to the administrative committee of the plan for payment of an amount from the participant’s account balance sufficient to satisfy the emergency need. Further, as described above, the Company may make voluntary matching contributions on behalf of the participants in this deferred compensation plan. The plan will terminate upon a change in control of the Company. Immediately prior to such a change in control, or as soon as possible following a change in control, each participant will be paid his account balance. Our executive deferred compensation plan is unfunded and subject to the claims of our creditors.
    In June 2020, the Board adopted an amendment to the Company’s deferred compensation plan, which provides for discretionary employer contributions to the accounts of eligible plan participants. The amount of the Company contribution under the deferred compensation plan is determined by the Company in its sole discretion and such Company contributions may vary from participant to participant. In fiscal 2023, the Company offered contributions of up to six percent (6%) of a participant’s total compensation in fiscal 2023 less the amount of matched dollars to the participant under the Company’s 401(k) plan in the year. In fiscal 2023, the Company contributed $49,297 to Mr. Jaffee and $22,703 to Ms. Kreh. Mr. Lamson did not participate in fiscal 2023.
Benefits upon Termination or Change in Control
The following summaries and table set forth potential payments to the named executive officers upon termination of their employment or a change in control of the Company. None of the named executive officers meet the qualifications for normal or early retirement benefits, so those termination scenarios are not shown.
We do not have a prospective severance plan that covers any of the named executive officers and generally have no employment or prospective severance agreements with the named executive officers.
The only other benefits upon termination of employment or change in control provided to our NEOs are set forth in existing compensation plans and apply to all participants in those plans.
•Our annual incentive plan provides for immediate vesting, as allowed by law, of a participant’s executive deferred bonus award account upon the participant’s death, disability, or change in control of the Company. Upon retirement, a participant’s executive deferred bonus award account shall become immediately vested if the following conditions are met: (i) the participant’s age plus years of service is equal to or greater than 80, (ii) the participant is eligible for an immediate benefit from the Company’s pension plan, and (iii) there is reasonable anticipation of no further services or services of less than 20% of the participant’s pre-retirement level to the Company.
•Our Long Term Incentive Plan and the agreements issued under it provide for immediate vesting of restricted stock and immediate vesting and exercisability of stock options upon a participant’s death, disability or a change in control of the Company. Generally, upon retirement, all stock options or restricted stock, as applicable, become immediately vested and, in the case of stock options, exercisable if the following conditions are met: (i) the participant’s age plus years of service is equal to or greater than 80 and (ii) there is reasonable anticipation of no further services or services of less than 20% of the participant’s pre-retirement level to the Company. With respect to stock options, upon any of these termination events, the participant, or his beneficiary in the case of the participant’s death, may exercise any outstanding stock options for a period of three years or until their expiration dates, whichever occurs first.

In September 2018 and September 2023, the Company granted restricted stock to Mr. Jaffee that is subject to immediate vesting upon Mr. Jaffee’s death or disability. Such restricted stock shall also immediately vest upon the following: (i) Mr. Jaffee’s termination without cause or termination of his employment for good reason (in which case, the next tranche of unvested restricted shares scheduled to vest shall vest and the remaining shall be forfeited), (ii) Mr. Jaffee’s retirement after having reached age 65, or (iii) a change of control followed by Mr. Jaffee’s termination due to his death or disability, or his termination without cause or for good reason.
The table below does not include amounts payable to the named executive officers under plans that are generally available on the same basis to all of our salaried employees, such as payments under the 401(k) plan, the life insurance plan, the disability insurance plan and payment of prorated annual incentive compensation.
The table also does not include balances under our executive deferred compensation plan. The circumstances under which the named executive officers may receive distributions from that plan are disclosed in the Nonqualified Deferred Compensation section above.
Unless otherwise noted, the amounts shown below assume that each named executive officer’s employment terminated on July 31, 2023, the last day of our most recently completed fiscal year, and when applicable, the closing sale price of our Common Stock on July 31, 2023, the last trading day of fiscal 2023, which was $62.77.

Name	Annual Incentive Plan Deferred Bonus Account ($) (1)	2006 Long Term Incentive Plan ($) (2)	Total ($)
Daniel S. Jaffee
Change in Control, Death, Disability	$—	$4,707,750	$4,707,750

Susan M. Kreh
Change in Control, Death, Disability	$283,202	$1,914,485	$2,197,687

Christopher B. Lamson
Change in Control, Death, Disability	$—	$1,914,485	$1,914,485
(1)    The amounts shown reflect each named executive officer’s balance in his or her executive deferred bonus account of our annual incentive plan. As explained above, our annual incentive plan provides for immediate vesting and payment, as allowed by law, of a participant’s executive deferred bonus award account upon the participant’s death, disability, retirement under certain circumstances, or change in control of the Company.
(2)    The amounts shown represent the market price of any unvested shares of restricted stock as of July 31, 2023. None of the named executive officers had any unvested stock options as of July 31, 2023, the last trading day of fiscal 2023. As explained above, previously unvested shares of restricted stock and stock options become immediately vested upon the events listed and subject to the conditions described above.

STOCK OWNERSHIP

Principal Stockholders
The following table sets forth information as of October 16, 2023, except as noted below, regarding beneficial ownership of our Common Stock and Class B Stock by each person or group known to us to hold more than five percent of either class. See “Security Ownership of Management” below for information on beneficial ownership of our Common Stock and Class B Stock by our directors and named executive officers.

		Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Title of Class	Number of Shares of Common Stock and Class B Stock		Percentage of Outstanding Stock of Class	Percentage of Aggregate Voting Power of Common Stock and Class B Stock
Daniel S. Jaffee	Common Stock	—		—	—
410 N. Michigan Avenue	Class B Stock	634,628	(2)(3)	29.24%	23.67%
Chicago, IL 60611

Jaffee Investment Partnership, L.P.	Common Stock	—		—	—
410 N. Michigan Avenue	Class B Stock	1,250,000	(4)	57.59%	46.62%
Chicago, IL 60611

Dimensional Fund Advisors LP	Common Stock	374,969	(5)	7.34%	1.40%
Building One	Class B Stock	—		—	—
6300 Bee Cave Road
Austin, TX 78746

GAMCO Asset Management Inc. et al.	Common Stock	530,406	(6)	10.38%	1.98%
One Corporate Center	Class B Stock	—		—	—
Rye, NY 10580

Renaissance Technologies LLC	Common Stock	256,446	(7)	5.02%	0.96%
800 Third Avenue	Class B Stock	—		—	—
New York, NY 10022

The Vanguard Group	Common Stock	233,605	(8)	4.57%	1.18%
100 Vanguard Blvd.	Class B Stock	—		—%	—%
Malvern, PA 19355
(1)    Beneficial ownership is determined according to SEC rules and generally includes any shares over which a person possesses sole or shared power to vote or to direct the disposition of a security as well as any shares that such person has the right to acquire within 60 days of October 16, 2023, including through the exercise of options or other rights or the conversion of another security. Unless otherwise indicated, all beneficial ownership in this table indicates sole voting and investment power. The applicable percentage ownership for each person listed below is based upon 5,108,734 shares of Common Stock and 2,170,415 shares of Class B Stock outstanding as of the close of business on October 16, 2023. Shares of Common Stock and Class B Stock subject to options, warrants or other rights that are exercisable or convertible within 60 days after October 16, 2023, are deemed outstanding for the purpose of calculating the percentage ownership of the person holding those options, warrants or other rights but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.
(2)    Does not include shares beneficially owned by Jaffee Investment Partnership, L.P.
(3)    Consists of: (i) 572,484 shares of Class B Stock directly owned by Daniel S. Jaffee (200,000 of which are restricted shares); (ii) 5,625 shares of Class B Stock he owns as trustee for his children; (iii) 24,893 shares of Class B Stock he owns as trustee for the Daniel Jaffee Children's GST Exempt Trust u/a/d 07/12/1993; and (iv) 31,626 shares of Class B Stock he owns as trustee for Daniel Jaffee GST Non-Exempt Trust u/a/d 06/21/1974. 130,000 of the shares of Class B Stock held directly by Mr. Jaffee are pledged to a bank as collateral for a personal loan. The 200,000 restricted shares of Class B Stock will become non-forfeitable as follows: (a) 25,000 shares on each of the subsequent anniversaries of October 19th during the years 2023-2025, (b) 16,000 shares on each of the anniversaries of October 19th during the years 2024-25, and (c) 31,000 shares on each of the anniversaries of October 19th during the years 2026-2028.
(4)    Jaffee Investment Partnership, L.P. is managed by its general partners, generally acting by a majority vote. Daniel S. Jaffee has a majority of the general partner votes and therefore, generally has voting control of all of the Oil-Dri shares owned by the partnership. As a result, Mr. Jaffee, might be deemed to have, but disclaims, beneficial ownership of the partnership’s shares, which are not reflected in his share ownership shown in this table.
(5)    Information is as provided by the reporting persons in a Schedule 13G/A filed with the SEC on February 10, 2023. Based on such Schedule 13G/A, Dimensional Fund Advisors LP (“Dimensional”), a registered investment adviser, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In certain cases, subsidiaries of Dimensional may act as adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the shares of Common Stock owned by the Funds, and may be deemed to be the beneficial owner of those shares under applicable SEC rules. Although such Schedule 13G/A identifies Dimensional as having sole voting power over 367,941 shares of Common Stock and sole dispositive power over 374,969 shares of Common Stock, Dimensional disclaims beneficial ownership of such shares and reports that all of these shares are owned by the Funds.
(6)    Information is as provided by the reporting persons in a Schedule 13D/A filed with the SEC on July 31, 2023. Such Schedule 13D/A filed by Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management, Inc. (“GAMCO”), Teton Advisors, Inc. (“Teton Advisors”), GGCP, Inc. (“GGCP”), GAMCO Investors, Inc. (“GBL”), Associated Capital Group, Inc. (“AC”) and Mario J. Gabelli reports: (a) 85,700 shares of Common Stock beneficially owned by Gabelli Funds; (b) 424,406 shares of Common Stock beneficially owned by GAMCO; and (c) 15,000 shares of Common Stock beneficially owned by Teton Advisors. The Schedule 13D/A reports that each such entity has sole voting and sole dispositive power over the shares reported as beneficially owned by it, except that: (i) GAMCO does not have the authority to vote 5,300 of the reported shares; (ii) Gabelli Funds has sole dispositive and voting power with respect to the shares held by such funds so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the proxy voting committee of each fund shall respectively vote that fund’s shares; (iii) at any time, the proxy voting committee of each fund shall of each such fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations; and (iv) the power of Mario J. Gabelli, AC, GBL and GGCP is indirect with respect to securities beneficially owned directly by other reporting persons.
(7)    Information is as provided by the reporting persons in a Schedule 13G/A filed with the SEC on February 13, 2023. Such Schedule 13G/A filed by Renaissance Technologies LLC, an investment adviser (“RTC”), and Renaissance Technologies Holdings Corporation, majority owner of RTC (“RTHC”), reports that RTC and RTHC have sole voting and dispositive power over 256,446 shares of Common Stock.
(8)    Information is as provided by the reporting persons in a Schedule 13G/A filed with the SEC on February 9, 2023. Such Schedule 13G filed by The Vanguard Group, an investment adviser, reports that The Vanguard Group held sole voting power over 0 shares of Common Stock, shared voting power over 0 shares of Common Stock, sole dispositive power over 233,605 shares of Common Stock, and shared dispositive power over 2,188 shares of Common Stock.

Security Ownership of Management

The following table shows the number of shares of Common Stock and Class B Stock beneficially owned as of October 16, 2023 by our directors, by the named executive officers and by our directors and executive officers as a group.

Name of Beneficial Owner (1)	Number of Shares of Common Stock		Percentage of Outstanding Common Stock	Number of Shares of Class B Stock (2)		Percentage of Outstanding Class B Stock
Daniel S. Jaffee	—	(3)	*	634,628	(3)	29.24%
Ellen-Blair Chube	6,660	(4)	*	—		*
Paul M. Hindsley	7,000	(4)	*	—		*
Michael A. Nemeroff	27,901	(4)	*	—		*
George C. Roeth	7,500	(5)	*	—		*
Amy L. Ryan	2,000	(4)	*	—		*
Allan H. Selig	50,000	(4)	*	—		*
Paul E. Suckow	20,028	(4)	*	—		*
Lawrence E. Washow	14,000	(4)	*	—		*
Patricia J. Schmeda	—		*	—		*
Susan M. Kreh	42,660	(6)	*	—		*
Christopher B. Lamson	36,500	(7)	*	—		*
All Directors and Executive Officers as a Group (14 persons)	259,020	(8)	5.07%	634,628	(9)	29.24%

          * Does not exceed 1%
(1)    Beneficial ownership is determined according to SEC rules and generally includes any shares over which a person possesses sole or shared power to vote or to direct the disposition of a security as well as any shares that such person has the right to acquire within 60 days of October 16, 2023, including through the exercise of options or other rights or the conversion of another security. Unless otherwise indicated, the individuals listed in this table have sole voting and investment power with respect to the shares owned by them, and such shares are not subject to any pledge. The applicable percentage ownership for each person listed is based upon 5,108,734 shares of Common Stock and 2,170,415 shares of Class B Stock outstanding as of the close of business on October 16, 2023. Shares of Common Stock and Class B Stock subject to options, warrants or other rights that are exercisable or convertible within 60 days after October 16, 2023, are deemed outstanding for the purpose of calculating the percentage ownership of the person holding those options, warrants or other rights, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.
(2)    Except for Daniel S. Jaffee, none of our directors or named executive officers own any shares of Class B Stock.
(3)    Does not include shares beneficially owned by Jaffee Investment Partnership, L.P. For information regarding the shares beneficially owned by Daniel S. Jaffee, see the table under “Principal Stockholders” above and the notes thereto.
(4)    Includes 2,000 restricted shares of Common Stock awarded on September 10, 2021, scheduled to “cliff” vest on October 19, 2023.
(5)    Includes (a) 5,500 shares of Common Stock held in a trust for the benefit of Mr. Roeth and his spouse and (b) 2,000 restricted shares of Common Stock awarded on September 10, 2021, scheduled to “cliff” vest on October 19, 2023.

(6)    Includes restricted shares of Common Stock that are scheduled to vest as follows: (a) 23,000 shares on December 15, 2023; (b) 2,500 shares on October 18, 2024; (c) 5,000 shares on October 19, 2025; and (d) 4,000 shares on October 19, 2027.
(7)    Includes restricted shares of Common Stock that are scheduled to vest as follows: (a) 4,000 shares on January 20, 2024; (b) 6,000 shares on January 20, 2025; (c) 6,000 shares on January 20, 2026; (d) 2,500 shares on October 18, 2026; (e) 12,000 shares on January 20, 2027; and (f) 4,000 shares on October 19, 2027.
(8)    Includes 128,000 restricted shares of Common Stock: (a) 16,000 of which become non-forfeitable on October 19, 2023, (b) 43,000 of which become non-forfeitable on December 15, 2023, (c) 4,000 of which become non-forfeitable on January 20, 2024, (d) 2,500 of which become non-forfeitable on October 18, 2024, (e) 6,000 of which become non-forfeitable on January 20, 2025, (f) 10,000 of which become non-forfeitable on October 19, 2025, (g) 6,000 of which become non-forfeitable on January 20, 2026, (h) 2,500 of which become non-forfeitable on October 18, 2026, (i) 10,000 of which become non-forfeitable on October 19, 2026, (j) 12,000 of which become non-forfeitable on January 20, 2027, and (k) 16,000 of which become non-forfeitable on October 19, 2027. The number of shares of Common Stock owned beneficially by our directors and executive officers as a group represents approximately 5.1% of the number of outstanding shares of Common Stock and approximately 1.0% of the aggregate voting power of the Common Stock and Class B Stock.
(9)    Includes 200,000 restricted shares of Class B Stock of which become non-forfeitable as follows: (a) 25,000 shares on each of the subsequent anniversaries of October 19th during the years 2023-2025, (b) 16,000 shares on each of the anniversaries of October 19th during the years 2024-25, and (c) 31,000 shares on each of the anniversaries of October 19th during the years 2026-2028. Does not include shares beneficially owned by Jaffee Investment Partnership, L.P. For information regarding the shares held by the partnership, see the table under “Principal Stockholders” above and the notes thereto. The number of shares of Class B Stock owned beneficially by our directors and executive officers as a group represents approximately 29.2% of the number of outstanding shares of Class B Stock and approximately 23.7% of the aggregate voting power of the Common Stock and Class B Stock.

OTHER INFORMATION
Website
Web links throughout this Proxy Statement are provided for convenience only. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
Forward-Looking Statements
Certain statements included in this Proxy Statement are, or may be deemed to be forward-looking statements, which are based on current expectations, estimates, forecasts and projections about our future performance, our business, our beliefs and our management’s assumptions. All statements other than statements of historical or current facts, including statements regarding our environmental, sustainability and/or social plans and goals, made in this document are forward-looking. Words such as “expect,” “outlook,” “forecast,” “would,” “could,” “should,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “assume,” “foresee,” “commit,” “design,” “efforts,” and variations of such words and similar expressions are intended to identify such forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because these forward-looking statements are subject to risks and uncertainties, actual results could differ materially from the expectations expressed in the forward-looking statements. Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. In addition, new risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. We undertake no obligation to update or revise these forward-looking statements to reflect subsequent events or circumstances.

APPENDIX A

OIL-DRI CORPORATION OF AMERICA
2006 LONG TERM INCENTIVE PLAN
As Amended and Restated Effective December 13, 2023

SECTION 1. ESTABLISHMENT, PURPOSE, & EFFECTIVE DATE OF PLAN    1
1.1 Establishment    1
1.2 Purpose    1
1.3 Effective Date    1
SECTION 2. DEFINITIONS    1
2.1 Definitions    1
2.2 Gender and Number    5
2.3 Sections    5
SECTION 3. ELIGIBILITY AND PARTICIPATION    5
SECTION 4. ADMINISTRATION    6
4.1 Committee Administration    6
4.2 Board Reservation and Delegation    6
SECTION 5. STOCK SUBJECT TO PLAN    6
5.1 Aggregate Limitations    6
5.2 Individual Participant Limitations    6
5.3 Reuse    6
5.4 Adjustment in Capitalization    7
SECTION 6. DURATION OF PLAN    7
SECTION 7. STOCK OPTIONS    7
7.1 Grant of Options    7
7.2 Award Agreement    7
7.3 Option Price    8
7.4 Exercise of Options    8
7.5 Payment    8
7.6 Limitations on ISOs    8
SECTION 8. RESTRICTED STOCK OR RESTRICTED STOCK UNITS    9
8.1 Grant    9
8.2 Award Agreement    9
8.3 Events Upon Vesting    10
8.4 Legend    10
SECTION 9. GRANT OF SARS    10
9.1 Grant    10
9.2 Award Agreement    10
9.3 Exercise    10
SECTION 10. GRANT OF PERFORMANCE AWARDS    10
10.1 Grant    10
10.2 Award Agreement    10
10.3 Payment of Performance Awards    10
SECTION 11. BENEFICIARY DESIGNATION    11
SECTION 12. VESTING AND EXERCISE PERIOD UPON DISABILITY, DEATH, RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT OR SERVICE    11

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12.1 Disability or Death    11
12.2 Retirement    11
12.3 Other Termination of Employment or Service as an Outside Director    12
SECTION 13. RESTRICTIONS ON TRANSFERABILITY OF STOCK AND AWARDS    12
13.1 Restrictions on Stock Transferability    12
13.2 Nontransferability of Awards    12
SECTION 14. RIGHTS OF EMPLOYEES AND OUTSIDE DIRECTORS    13
14.1 Employment or Continued Service    13
14.2 Participation    13
SECTION 15. CHANGE IN CONTROL    14
SECTION 16. AMENDMENT, MODIFICATION, & TERMINATION OF PLAN     14
SECTION 17. TAX WITHHOLDING    14
17.1 Tax Withholding    14
17.2 Form of Tax Payment    14
SECTION 18. INDEMNIFICATION    15
SECTION 19. REQUIREMENTS OF LAW    15
19.1 Requirements of Law    15
19.2 Code Section 409A    15
19.3 Severability    16
19.4 Governing Law    16

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OIL-DRI CORPORATION OF AMERICA
2006 LONG TERM INCENTIVE PLAN
Section 1.Establishment, Purpose, and Effective Date of Plan
1.1Establishment. Oil-Dri Corporation of America, a Delaware corporation, has established the “Oil-Dri Corporation of America 2006 Long Term Incentive Plan,” which permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based and cash-based awards.
1.2Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders, by encouraging and providing for the acquisition by Employees and Outside Directors of an equity interest in the success of the Company and its subsidiaries, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Employees and Outside Directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.
1.3Effective Date. This Plan was originally amended and restated and approved by stockholders of the Company on December 5, 2006, and subsequently amended on December 19, 2007, October 15, 2015 and October 16, 2019. The Board of Directors of the Company approved this amendment and restatement of the Plan on October 4, 2023, subject to the approval by the stockholders of the Company at the 2023 Annual Meeting. The Plan, as so amended and restated, shall become effective on the date of such stockholder approval (such date, the “Amended and Restated Plan Effective Date”).
Section 2.Definitions.
2.1Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:
“Award” means collectively or individually a grant under this Plan of a stock option, stock appreciation right, restricted stock, restricted stock unit, performance award, or other stock-based or cash-based award.
“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Participant.
“Board” means the Board of Directors of the Company.
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“Cause” means (i) the Participant’s conviction of (or plea of guilty or no contest to) a felony which is, in the opinion of the Committee, likely to result in injury of a material nature to the Company or a subsidiary, or (ii) the gross and habitual negligence by the Participant in the performance of Participant’s duties to the Company or its subsidiaries.
“Change in Control” means any of the following:
(i)Class B Stock, together with the Common Stock held by the beneficial owners of the Class B Stock, has less than 50% of the voting power of the Company, and
(A)the acquisition by any person or group of beneficial ownership of stock possessing more than 20% of the voting power of the Company, except that (i) no such person or group shall be deemed to own beneficially (a) any securities acquired directly from the Company pursuant to a written agreement with the Company, or (b) any securities held by the Company or a subsidiary or any employee benefit plan (or any related trust) of the Company or a subsidiary, and (ii) no Change in Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares of such corporation and the voting power of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the then outstanding stock or the voting power of the Company, as the case may be; or
(B)individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the effective date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act); or
(ii)approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the stock and voting power of the Company immediately before such merger, reorganization or consolidation do not, immediately after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the voting power of the corporation resulting from such merger, reorganization or
2

consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company.
For purposes of this definition, “person” means the term as used in Section 13(d) of the 1934 Act; “group” means two or more persons acting together in such a way to be deemed a person for purposes of Section 13(d) of the 1934 Act; “beneficial owner,” “beneficially owned,” “beneficially owning,” and “beneficial ownership” shall have the meanings applicable under Rule 13d-3 under the 1934 Act; “stock” means the securities issued by the Company which generally entitle the holder thereof to vote for the election of directors of the Company and “voting power” means the combined voting power of securities issued by the Company which generally entitle the holder thereof to vote for the election of directors of the Company.
Notwithstanding the foregoing, a Change in Control shall be deemed not to have occurred with respect to any Participant with respect to an Award initially issued to such Participant if such Participant is, by written agreement, a participant on such Participant’s own behalf in a transaction in which the persons (or their affiliates) with whom such Participant has the written agreement cause the Change in Control to occur and, pursuant to the written agreement, the Participant has or is to acquire an equity interest in the resulting entity.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a “non-employee director,” as the term (or similar or successor term) is defined by Rule 16b-3.
“Company” means Oil-Dri Corporation of America, a Delaware corporation.
“Disability” means a determination of disability under the Company’s long term disability plan, or in the case of a Participant who is not a participant in that plan, a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job or Outside Director responsibilities which such Participant held or the duties to which such Participant was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration. For purposes of extended exercisability of Incentive Stock Options under Section 12.1, or the payment to a Participant of any amount subject to Code Section 409A prior to such Participant’s Separation from Service, “disability” means a disability within the meaning of Code Section 22(e)(3).
“Employee” means an employee (including officers and directors who are also employees) of the Company or its subsidiaries, or any division thereof.
“Fair Market Value” generally means, as of any specified date, the closing price of the Stock on the New York Stock Exchange, or any other national stock exchange or national market system on which the Stock is then traded, on the specified date, or if no reported sale of Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale. However:
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(a)in the case of Stock which is being acquired through exercise of an Option and payment of the option price is being made through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, Fair Market Value means the selling price of the Stock sold in such simultaneous sale; and
(b)in the case of Class B Stock, Fair Market Value means the Fair Market Value (as defined herein) of Common Stock.
“Jaffee Family” means Richard M. Jaffee, his spouse and his lineal descendants (including any adopted child), or the spouse of any of the forgoing.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Option” means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an “Incentive Stock Option,” or “ISO” within the meaning of Code Section 422, (ii) a “Nonstatutory (Nonqualified) Stock Option,” or “NSO,” or (iii) any other type of option allowed by the Code.
“Outside Director” means a member of the Board of Directors who is not an Employee.
“Participant” means any Employee or Outside Director designated by the Committee to participate in the Plan.
“Performance Period” is defined in Section 10.2.
“Plan” means the Oil-Dri Corporation of America 2006 Long Term Incentive Plan as set forth herein, and any amendments hereto.
“Retirement” means, (i) for a Participant who is an Employee, the Participant’s termination of employment (or Separation from Service in the case of Restricted Stock Units or any award subject to Code Section 409A) as a result of the Participant’s retirement when the Participant’s age plus years of service on the date of retirement equal at least eighty (80), and (ii) for a Participant who is an Outside Director, the Participant’s termination of service as a director that occurs after the completion of three (3) years of service (whether before or after the date of a particular Award) as a director of the Company; provided that any interval of less than one (1) year extending from the date of one annual meeting of stockholders of the Company to the date of the next such meeting shall qualify as one year for this purpose.
“Rule 16b-3” means Rule 16b-3 or any successor or comparable rule or rules promulgated by the Securities and Exchange Commission under Section 16(b) of the 1934 Act applicable to Awards granted under the Plan.
“SAR” means a stock appreciation right.
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“Separation from Service” means the Participant’s death, retirement or other termination of employment with the Company and all subsidiaries. For purposes of this definition, a “termination of employment” shall occur when the facts and circumstances indicate that the Company and the employee reasonably anticipate that no further services would be performed by the employee for the Company or any subsidiary after a certain date or that the level of bona fide services the employee would perform after such date (whether as an employee or as an independent contractor), would permanently decrease to no more than 20% of the average level of bona fide services performed (whether as an employee or as an independent contractor) over the immediately preceding thirty-six (36)-month period (or full period of services to the Company and all subsidiaries if the employee has been providing services to the Company less than thirty-six (36) months).
“Specified Employee” means an employee of the Company who is a “key employee” under Code Section 416(i)(1)(A)(i), (ii) or (iii) (applied in accordance with the regulations thereunder and disregarding Code Section 416(i)(5)) at any time during the twelve (12)-month period ending on the preceding December 31. An employee as of a particular December 31 who has been determined to have satisfied the above definition of “key employee” shall be a Specified Employee during the twelve (12)-month period commencing on the April 1 next following such determination date and ending on the following March 31.
“Stock” means Class A Common Stock, or if no Class A Common Stock is issued and publicly traded on any securities market described in the definition of “fair market value,” then Common Stock, par value $0.10 per share, of the Company and, with respect to any Award made in shares of Class B Stock to a member of the Jaffee Family who is an Employee or Outside Director of the Company or one of its subsidiaries that is more than 50% owned by the Company, Class B Stock, and, with respect to any Award specifically made in shares of Common Stock, Common Stock. Class A Common Stock, Class B Stock and Common Stock shall have their respective meanings as provided in the Company’s Certificate of Incorporation, as amended.
2.2Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.
2.3Sections. Except when otherwise indicated by the context, any reference to a “Section” shall be to a Section of the Plan.
Section 3.Eligibility and Participation.
Participants in the Plan shall be selected by the Committee from among those Employees who, in the opinion of the Committee, are in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success. Outside Directors shall also be eligible to participate in the Plan.
5

Section 4.Administration.
4.1Committee Administration. The Committee shall be responsible for the administration of the Plan. In addition to the other rights and responsibilities as set forth in the Plan, the Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.
4.2Board Reservation and Delegation. The Board may, in its discretion, reserve to itself or delegate to another committee any or all of the authority and responsibility of the Committee with respect to Awards to Participants who are not subject to Section 16 of the 1934 Act at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more (i) officers of the Company or one of its subsidiaries, (ii) directors who may, but need not be, officers or employees of the Company or any of its subsidiaries, or (iii) a combination of individuals described in (i) and (ii) above. To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.
Section 5.Stock Subject to Plan.
5.1Aggregate Limitations. The total number of shares of Stock subject to Awards under the Plan may not exceed 1,719,500, all of which may be issued with respect to Incentive Stock Options. Such number of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.
5.2Individual Participant Limitations. The maximum aggregate number of shares of Stock with respect to Awards granted in any calendar year under this Plan to any Participant shall be 150,000. Such number of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4.
5.3Reuse. If, and to the extent:
(a)An Award shall expire or terminate for any reason without having become vested or having been exercised in full (including, without limitation, cancellation and re-grant), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; or
6

(b)Awards granted under the Plan become vested and/or are exercised, and shares of Stock are tendered or withheld for the payment of the exercise price or to satisfy tax withholding amounts, then such number of shares of Stock tendered or withheld for the payment of the exercise price or to satisfy tax withholding amounts shall (unless the Plan shall have terminated) become available for issuance under the Plan.
5.4Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spin-off), exchange of shares, or other similar corporate change or distribution of stock or property by the Company, the number and class of and/or price of shares of Stock subject to each outstanding Award, the number and class of shares of Stock available for Awards and the number and class of shares of Stock set forth in Sections 5.1 and 5.2, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.
5.5One-Year Minimum Vesting Condition. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, from and after the Amended and Restated Plan Effective Date, no Award shall provide for vesting or exercisability earlier than 12  months after the applicable grant date, subject to any accelerated vesting and/or exercisability, as applicable, determined by the Committee in an Award Agreement or the Plan to apply upon the occurrence of a specified event.
5.6No Repricing without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, no Option or SAR may be surrendered to the Company as consideration for the grant of a new Option, SAR or other Award with a lower exercise price than the Option or SAR so surrendered or exchanged, nor may any Option or SAR be repurchased by the Company for cash or other consideration that has the effect of reducing the exercise price of such Option or SAR, unless the stockholders of the Company provide prior approval for such repricing, surrender, exchange or amendment. Adjustments pursuant to Section 5.4 shall not be considered repricing.
Section 6.Duration of Plan.
The Plan shall remain in effect, subject to the Board’s right to earlier terminate the Plan pursuant to Section 16 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof.
Section 7.Stock Options.
7.1Grant of Options. The Committee may, in its discretion, grant Options to any Employee or Outside Director eligible under Section 3 to receive Awards. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.
7.2Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the
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number of shares of Stock to which the Option pertains, the type of Stock covered by such Option and such other provisions as the Committee shall determine; provided, however that the term of an Option shall not exceed ten (10) years.
7.3Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted, which date may be the date on which the Committee makes the determination to grant the Option, or such later date as specified in advance by the Committee.
7.4Exercise of Options. Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants.
7.5Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, or otherwise in accordance with procedures established by the Committee, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option price upon exercise of any Option shall be payable to the Company in full either:
(a)in cash or its equivalent (including, for this purpose, the proceeds from a cashless exercise through a broker);
(b)by tendering previously acquired Class A Common Stock, Common Stock or Class B Stock, that (i) has an aggregate Fair Market Value on the date of exercise equal to the total Option price and (ii) has been owned by the Participant for at least six (6) months prior to the date of exercise (unless otherwise permitted by the Committee);
(c)by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law; or
(d)by a combination of (a), (b), or (c).
As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Stock.
7.6Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options (as such term is defined in Code Section 422):
(a)The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code;
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provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options.
(b)Any Award Agreement pertaining to an Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Option as an Incentive Stock Option.
(c)No Incentive Stock Option may be granted to an Outside Director.
(d)No Incentive Stock Options may be granted after the tenth (10th) anniversary of the date on which this Plan was adopted by the Board.
(e)If an Employee owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company (or, under Code Section 424(d), is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock), the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Stock Option is granted.
(f)Unless exercised, terminated, or canceled sooner, all Incentive Stock Options shall expire no later than ten (10) years after the date of grant. If any Employee, at the time an Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of the classes of stock of the Company (or, under Code Section 424(d), is deemed to own stock representing more than 10% of total combined voting power of all such classes of stock), the Incentive Stock Option granted shall not be exercisable after the expiration of five (5) years from the date of grant.
(g)The Participant shall be required to notify the Committee of any disposition of any Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions) within ten (10) days of such disposition.
Section 8.Restricted Stock or Restricted Stock Units.
8.1Grant. The Committee may, in its discretion, grant shares of restricted Stock or restricted stock units to any Employee or Outside Director eligible under Section 3 to receive Awards.
8.2Award Agreement. Each restricted Stock or restricted stock unit Award shall be evidenced by an Award Agreement that shall specify the period(s) of restrictions, the type of Stock covered by such Award, the number of shares of restricted Stock or number of restricted stock units granted, whether and/or how dividends will be credited under such Awards, and such other provisions as the Committee shall determine.
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8.3Events Upon Vesting. Upon the date that shares of restricted Common Stock become non-forfeitable, the Company shall, if on that date Class A Common Stock is issued and publicly traded on any securities market described in the definition of “fair market value,” exchange such shares of Common Stock for an equal number of shares of Class A Common Stock, unless the grant of restricted Stock was specifically made as a grant of Common Stock.
8.4Legend. Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth by the Committee. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Participant or, at the request of the Participant, shall cause such shares to be credited to a brokerage account specified by the Participant.
Section 9.Grant of SARs.
9.1Grant. The Committee may grant SARs to any Employee or Outside Director eligible under Section 3 to receive Awards.
9.2Award Agreement. Each SAR shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine; provided that the term of a SAR shall not exceed ten (10) years.
9.3Exercise. SARs may be exercised in accordance with the vesting schedule set forth in the Award Agreement. Upon such exercise, the Participant shall receive:
(a)the excess of the Fair Market Value of a share of Stock on the date of such exercise, over
(b)an amount equal to the Fair Market Value of a share of Stock on the grant date of such SAR, unless the Committee in the grant of the SAR specified a higher amount.
The benefit upon the exercise of a SAR shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Participant or credited to a brokerage account specified by the Participant.
Section 10.Grant of Performance Awards.
10.1Grant. The Committee may, in its discretion, grant performance Awards to any Employee or Outside Director eligible under Section 3 to receive Awards.
10.2Award Agreement. Each performance Award shall be evidenced by an Award Agreement that shall specify the performance goals, award level, the period over which performance goals are to be achieved (the “Performance Period”), the vesting provisions applicable to each performance Award, the initial value assigned to each performance Award, and such other provisions as the Committee shall determine.
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10.3Payment of Performance Awards. Within 2 1/2 months after the end of each Performance Period, the Committee shall determine the extent to which the corresponding performance measures set forth in the applicable Award Agreement have been achieved and the Company shall pay to the Participant in cash or in shares of Stock (as determined by the Committee in its sole discretion) the value (if any) attributable to the performance Award. Any performance Award with respect to which the performance goals have not been achieved by the end of the applicable measuring period shall expire without any value.
Section 11.Beneficiary Designation.
Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his estate.
Section 12.Vesting and Exercise Period upon Disability, Death, Retirement or Other Termination of Employment or Service.
12.1Disability or Death. In the event a Participant’s employment or service as an Outside Director is terminated as a result of the Participant’s Disability, or as a result of the Participant’s death, all unvested Awards shall become immediately vested and Options shall become immediately exercisable; provided that the benefit payment with respect to any performance Award with respect to which the Performance Period has not ended as of the date of such termination of employment or service as an Outside Director, shall be computed as specified in Section 15, but substituting the words “date of such termination of employment or service as an Outside Director” for the words “date of such Change in Control.” The Participant, or, in the case of a deceased Participant who has not transferred his Awards pursuant to Section 13.2, the Participant’s legal representative or beneficiary, may exercise any outstanding Option or SAR prior to the expiration date of the Option or SAR, or for three (3) years from the date of the Participant’s termination of employment or service as an Outside Director, whichever first occurs. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Code Section 422 shall not be available (in which case such Option shall thereafter be treated as a Non-statutory (Nonqualified) Stock Option) if such Option is not exercised within twelve (12) months after the Participant’s date of termination.
12.2Retirement. In the event a Participant’s employment or service as an Outside Director is terminated as a result of the Participant’s Retirement, all unvested Awards (with the exception of restricted Stock Awards) shall become immediately vested and Options shall become immediately exercisable; provided that the benefit payment with respect to any performance Award with respect to which the Performance Period has not ended as of the date of such Retirement, shall be computed as specified in Section 15, but substituting the words “date of such termination of employment or service as an Outside Director” for the words “date of such Change in Control.” The Participant may exercise any outstanding Option or SAR prior to
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the expiration date of the Option or SAR, or for three (3) years from the date of the Participant’s termination of employment or service as an Outside Director, whichever first occurs. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Code Section 422 shall not be available (in which case such Option shall thereafter be treated as a Non-statutory (Nonqualified) Stock Option) if such Option is not exercised within three (3) months after the Participant’s date of termination. Notwithstanding anything in the foregoing to the contrary, termination of employment or service as an Outside Director on account of Retirement shall only cause a restricted Stock Award to become fully vested if the Committee at the time of Retirement approves such accelerated vesting for that restricted Stock Award.
12.3Other Termination of Employment or Service as an Outside Director.
(a)If prior to a Change in Control, the employment or service as an Outside Director of the Participant shall terminate for any reason other than death, Disability, Retirement, or for Cause, any outstanding Option or SAR which was immediately exercisable at the date of termination may be exercised at any time prior to the expiration date of the Option or SAR or ninety (90) days after such date of termination of employment or service as an Outside Director, whichever first occurs. In addition, the Committee may in any Award Agreement specify a longer period of time in which the Award may be exercised, provided that no Award may be exercised after its expiration date. Any unvested Award shall expire without value on the date of termination.
(b)If at or after a Change in Control, the employment or service as an Outside Director of a Participant shall terminate for any reason, any outstanding Option or SAR on the date of the Change in Control (including Options or SARs which became fully vested upon the Change in Control pursuant to Section 15) may be exercised at any time prior to the expiration date of the Option or SAR or three (3) years after such date of termination of employment or service as an Outside Director, whichever first occurs. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Code Section 422 shall not be available (in which case such Option shall thereafter be treated as a Non-statutory (Nonqualified) Stock Option) if such Option is not exercised within three (3) months after the Participant’s date of termination (if such termination is for other than death or Disability), and if such Option is not exercised within one (1) year after the Participant’s date of termination (if such termination is for death or Disability).
(c)If a Participant’s employment or service as an Outside Director is terminated for Cause, then any unvested Award and any unexercised Option, SAR or other Award with exercise provisions shall be immediately forfeited.
Section 13.Restrictions on Transferability of Stock and Awards.
13.1Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to an Award under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.
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13.2Nontransferability of Awards. Except as provided below, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than as provided in Section 11 or by will or by the laws of descent and distribution. Further, all Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, a Participant may transfer all or a portion of the Awards (other than Incentive Stock Options or restricted Stock) granted to the Participant to:
(a)the Participant’s spouse, parent, and any lineal descendent (including any adopted child) of a parent of the Participant or of a parent of the Participant’s spouse, and any trustee, guardian or custodian for any of the foregoing (“Immediate Family Members”);
(b)a trust or trusts for the exclusive benefit of such Immediate Family Members;
(c)a partnership in which such Immediate Family Members are the only partners, and which prohibits transfer of any interest in such partnership, except to the partnership or an Immediate Family Member, or
(d)such other person or entity, and on such terms and conditions, as the Committee may in its discretion permit.
A transfer may be made under this Section 13.2, provided that:
(i)there may be no consideration for any such transfer; and
(ii)subsequent transfers of transferred Awards shall be prohibited without the consent of the Committee, except transfers back to the Participant or those in accordance with Section 11.
Following a transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of this Plan the term “Participant” shall be deemed to refer to the transferee. The provisions of Sections 7 and 12 relating to the period of exercisability and expiration of the Award shall continue to be applied with respect to the original Participant, and the Award shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Sections 7 and 12.
Section 14.Rights of Employees and Outside Directors.
14.1Employment or Continued Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, or of the stockholders to terminate any Outside Director’s service as an Outside Director in accordance with the Company’s Certificate of Incorporation and By-laws, as amended, nor confer upon any Participant any right to continue in the employ of the Company or service as an Outside Director.
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14.2Participation. Nothing in this Plan shall give an Employee or Outside Director a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.
Section 15.Change in Control.
In the event of a Change in Control, all Awards under the Plan shall vest 100%, and all Options shall become exercisable in full. To the extent that an Award under the Plan is subject to the provisions of Code Section 409A, and to the extent that 100% vesting results in an immediate payment of such Award, such immediate payment shall only occur if such Change in Control is also a change in the ownership or effective control of the Company (as defined in Treasury Regulation §1.409A-3(i)(5)). The benefit payable with respect to any performance Award with respect to which the Performance Period has not ended as of the date of such Change in Control shall be equal to the product of the grant value assigned to each Award multiplied successively by each of the following:
(a)a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of the Performance Period for such Award until the date of such Change in Control and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and
(b)a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change in Control would continue until the end of the Performance Period.
Section 16.Amendment, Modification, and Termination of Plan.
The Board at any time may terminate, and from time to time may amend or modify the Plan, in whole or in part, but no such action shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant. Notwithstanding the foregoing, unless approved by the stockholders of the Company, no amendment or modification of the Plan shall be effective which would increase the total amount of Stock which may be issued under the Plan, increase the maximum number of shares which may be subject to Awards granted under the Plan to a Participant during a calendar year or extend the maximum period during which Awards may be made under this Plan. For purposes of this Section 16, any adjustment under Section 5.1 or 5.2 upon the occurrence of any of the events described in Section 5.4 shall not constitute an amendment or modification of this Plan.
Section 17.Tax Withholding.
17.1Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy
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Federal, state, and local taxes, whether domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.
17.2Form of Tax Payment. Except as otherwise provided by the Committee in the Award Agreement or otherwise, (i) the deduction of withholding and any other taxes required by law shall be made from all amounts paid in cash, and (ii) with respect to withholding required by law upon the exercise of Options or upon any other taxable event arising as a result of Stock-based Awards granted hereunder, the Company shall satisfy the withholding tax obligation by withholding shares of Stock having an aggregate Fair Market Value on the date the tax is to be determined equal to the amount of tax required to be withheld. In lieu of Share withholding, the Company may permit Participant to satisfy such obligation by tendering payment of cash to the Company of such required withholding amount.
Section 18.Indemnification.
To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board, or who shall have acted on behalf or under authority of the Board or Committee, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts payable by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold him harmless.
Section 19.Requirements of Law.
19.1Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
19.2Code Section 409A. To the extent applicable, it is intended that this Plan shall comply with the provisions of Code Section 409A, and this Plan shall be construed and applied in a manner consistent with this intent. In the event that any payment or benefit under this Plan is determined by the Committee to be in the nature of a deferral of compensation under Code Section 409A, the Company shall take such actions as it reasonably determines to be necessary to ensure that such payments comply with the applicable provisions of Code Section 409A and the Treasury Regulations thereunder. If the Participant is a Specified Employee, if the payment or delivery of equity under this Plan is on account of the Participant’s Separation from Service, and if the Committee determines that such payment or delivery of equity under this Plan
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constitutes the payment in the nature of a deferral of compensation under Code Section 409A, the Committee shall make such payment or delivery as soon as practicable after the earlier to occur of the Participant’s death or the 6 month anniversary of such Separation from Service.
19.3Severability. If any part of the Plan is declared to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any part of the Plan so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such part to the fullest extent possible while remaining lawful and valid.
19.4Governing Law. The Plan, and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

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OIL-DRI CORPORATION OF AMERICA

ATTN: INVESTOR RELATIONS
OIL-DRI CORPORATION OF AMERICA
410 N. MICHIGAN AVE #400
CHICAGO, IL 60611-4213

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on December 12, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ODC2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Oil-Dri Corporation of America in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on December 12, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

HOUSEHOLDING REVOCATION
If you wish to revoke your consent to the receipt of stockholder information in a single package per household, you may do so by calling 1-866-540-7095.

If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V24510-P98130 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OIL-DRI CORPORATION OF AMERICA

Annual Meeting Proxy Card

A Election of Directors

The Board of Directors recommends that you vote FOR each of the listed nominees:

1. Nominees:

01) Ellen-Blair Chube	06) Amy L. Ryan
02) Paul M. Hindsley	07) Patricia J. Schmeda
03) Daniel S. Jaffee	08) Allan H. Selig
04) Michael A. Nemeroff	09) Lawrence E. Washow
05) George C. Roeth	

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

B Issues

The Board of Directors recommends that you vote FOR proposal 2:

The Board of Directors recommends that you vote FOR proposal 3:

The Board of Directors recommends that you vote for THREE YEARS with respect to proposal 4:

	3 Years	2 Years	1 Year	Abstain
4. Selection, on advisory basis, the frequency of future advisory votes on the compensation of the named executive officers.	☐	☐	☐	☐

The Board of Directors recommends that you vote FOR proposal 5:

	For	Against	Abstain
5. Approval of the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan which, among other modifications, increases the number of shares authorized for issuance from 1,219,500 shares to 1,719,500 shares and increases the maximum individual grant size in any calendar year to 150,000 shares.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

For address changes and/or comments, please email InvestorRelations@oildri.com

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 13, 2023: The Company's 2023 Proxy Statement (the "Proxy Statement") and its 2023 Annual Report on Form 10-K are available at: http://www.oildri.com/2023proxymaterials.

V24511-P98130

Proxy - OIL-DRI CORPORATION OF AMERICA

This Proxy is solicited on Behalf of the Board of Directors

The undersigned hereby appoints Daniel S. Jaffee, Laura G. Scheland and Anthony W. Parker as Proxies, each with the full power to appoint his or her substitute (the action of one, if only one be present and acting, to be in any event controlling), and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock and Class B Stock of Oil-Dri Corporation of America held of record by the undersigned at the close of business on October 16, 2023, at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/ODC2023 on December 13, 2023, at 9:30 a.m., Central Time, and any adjournments thereof, upon the proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated October 30, 2023, the receipt of which is hereby acknowledged. The Proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any of the nominees named herein becomes unavailable to serve, and to vote on any other matters which may properly come before the Annual Meeting and any adjournments thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such direction is made, this Proxy will be voted in accordance with the Board of Directors' recommendations.

Please mark, sign, date and mail the proxy card promptly using the enclosed envelope.

(Continued and to be signed on reverse side.)